Exhibit 10.1

Execution Version

INCREMENTAL JOINDER AGREEMENT

Dated as of November 25, 2013

among

BALLY TECHNOLOGIES, INC.

as the Borrower

and

CERTAIN SUBSIDIARIES OF BALLY TECHNOLOGIES, INC.

as Loan Parties

and

BANK OF AMERICA, N.A.

as Administrative Agent

and

THE INCREMENTAL TERM LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
GOLDMAN SACHS BANK USA
and
UNION BANK, N.A.

as Joint Lead Arrangers and Joint Book Managers

INCREMENTAL JOINDER AGREEMENT

THIS INCREMENTAL JOINDER AGREEMENT (this “Agreement”), dated as of November 25, 2013, is among BALLY TECHNOLOGIES, INC., a Nevada corporation (the “Borrower”), each Subsidiary of the Borrower listed on the signature pages hereto (together with the Borrower, the Acquired Company, SHFL International, LLC and SHFL Properties LLC, the “Loan Parties”), the Incremental Term B Lenders set forth in Schedule 1 hereto (the “Incremental Term B Lenders”), the Lead Arrangers listed on the signature pages hereto (the “Lead Arrangers”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under the Credit Agreement.

PRELIMINARY STATEMENTS:

(1)           The Borrower, the lenders party thereto and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of April 19, 2013 (as subsequently amended by Amendment No. 1 on August 27, 2013) (the “Credit Agreement”).  Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement.  Each reference herein to Subsidiaries of the Borrower or to Loan Parties shall mean and refer to the Subsidiaries of the Borrower and to Loan Parties after giving effect to the Acquisition (which, in the case of Loan Parties, shall include the Acquired Company and each one of its Subsidiaries that is required to become a Loan Party pursuant to the terms of the Credit Agreement).

(2)           The Borrower has requested that each Incremental Term B Lender provide a term loan commitment in the principal amount set forth opposite its name in Schedule 1 hereto in an aggregate principal amount of $1,100,000,000 (each such commitment, a “Term B Loan Commitment” and, collectively, the “Term B Loan Commitments”, and such Incremental Term Loans, the “Term B Loans”), and the Incremental Term B Lenders are willing to provide such Term B Loan Commitments and Term B Loans, subject in each case to the terms and conditions set forth herein.

(3)           The Loan Parties, the Incremental Term B Lenders and the Administrative Agent are entering into this Agreement in order to provide Incremental Term Loans to the Borrower in accordance with Section 2.15 of the Credit Agreement.

SECTION 1.        New Commitments and New Loans.  Pursuant to Section 2.15 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 3 hereof:

(a)     Each Incremental Term B Lender agrees, severally and not jointly, to make a single loan to the Borrower on the Acquisition Closing Date in a principal amount not to exceed its respective Term B Loan Commitment.

(b)     The Administrative Agent hereby approves of the Incremental Term B Lenders as “Incremental Term Lenders” for all purposes under the Credit Agreement and approves of the terms of the Term B Loans as set forth in Section 2 hereof.

SECTION 2.        Terms of the Term B Loans.  Pursuant to Section 2.15 of the Credit Agreement, the terms of the Term B Loans shall be as follows:

(a)   The aggregate principal amount of the Term B Loans and Term B Loan Commitments shall be $1,100,000,000.

(b)   The Maturity Date with respect to the Term B Loans shall be the date that is seven (7) years following the Acquisition Closing Date.

(c)   The Borrower shall pay to the Administrative Agent, for the account of the Incremental Term B Lenders, on the last Business Day of each March, June, September and December occurring prior to the Maturity Date of the Term B Loans, a principal amount of the Term B Loans (as adjusted from time to time pursuant to Section 2.05 of the Credit Agreement) equal to 0.25% of the original aggregate principal amount of the Term B Loans, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(d)   The Applicable Margin with respect to the Term B Loans shall be 3.25% per annum in the case of any Eurodollar Rate Loan that is a Term B Loan and 2.25% for any Base Rate Loan that is a Term B Loan.

(e)   Solely for the purposes of calculation of interest payable in respect of Term B Loans, the term “Base Rate” shall mean, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate”, (c) the Eurodollar Rate plus 1.00% and (d) 2.00%.  The “prime rate” is a rate set by Bank of America, N.A. based upon various factors including Bank of America, N.A.’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such prime rate announced by Bank of America, N.A. shall take effect at the opening of business on the day specified in the public announcement of such change.

(f)    Solely for the purposes of calculation of interest payable in respect of Term B Loans, the term “Eurodollar Rate” shall mean (a) for any Interest Period with respect to a Eurodollar Rate Loan, the higher of (i) 1.00% per annum and (ii) the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two London Banking Days prior to such date for Dollar deposits with a term of one month commencing that day; provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

(g)   With respect to Obligations related to the Term B Loans, the term “Default Rate” shall mean (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans under the Term B Facility plus (iii) 2% per annum; provided, however, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum.

(h)   Notwithstanding anything herein or in the Credit Agreement to the contrary, in the event that, on or prior to the date which is six (6) months after the Acquisition Closing Date, there occurs (i) any Repricing Event or (ii) in connection with a Repricing Event constituting an amendment or conversion of Term B Loans, any Incremental Term Lender (as defined in the Credit Agreement) is required to assign its Term B Loans pursuant to the last paragraph of Section 10.01 of the Credit Agreement, the Borrower shall on the date of such Repricing Event pay to the Administrative Agent, for the account of each Incremental Term Lender (as defined in the Credit Agreement) with such Term B Loans that are subject to such Repricing Event or are required to be so assigned, a fee equal to 1.00% of the principal amount of the Term B Loans subject to such Repricing Event or required to be so assigned.

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For purposes of this Section 2(h), “Repricing Event” shall mean (i) any prepayment or repayment of Term B Loans with the proceeds of, or any conversion or amendment (by way of amendment, amendment and restatement, mandatory assignment or otherwise) of Term B Loans into, any new or replacement tranche of term loans bearing interest with an “effective yield” less than the “effective yield” applicable to Term B Loans being prepaid or (ii) any repricings of the Term B Loans (whether pursuant to an amendment, amendment and restatement, mandatory assignment or otherwise) that reduces the “effective yield” applicable to the Term B Loans (with the “effective yield” in each case being determined after taking into account upfront fees, interest rate spreads, interest rate benchmarks floors and original interest discount (with original issue discount being equated to interest based on an assumed four-year life to maturity) but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such new or replacement loans and without taking into account any fluctuations in the Eurodollar Rate or comparable rate).

(i)    Each (a) prepayment of Term B Loans from the proceeds of any Refinancing Term Facility shall be applied to the principal repayment installments thereof on a pro rata basis and (b) other prepayment of Term B Loans pursuant to the provisions of Section 2.05(b) of the Credit Agreement shall be applied to the principal repayment installments of the Term B Facility on a pro rata basis.

(j)    On the Acquisition Closing Date, the Borrower shall pay to the Administrative Agent for the account of each Incremental Term B Lender an upfront fee in the amount of 0.50% of the Term B Loan Commitments of such Incremental Term B Lender on such date.

(k)   The aggregate Term B Loan Commitments shall be automatically and permanently reduced to zero on the Acquisition Closing Date to the extent not funded on such date.

(l)    All other terms not described herein and relating to the Term B Loans shall be the same as the terms of the Term A Loans, except to the extent otherwise set forth in the Credit Agreement.

SECTION 3.        Conditions to Effectiveness.  Each Incremental Term B Lender agrees to make its respective Term B Loans to the Borrower in an aggregate principal amount not to exceed its Term B Loan Commitment on and as of the date (the “Acquisition Closing Date”) on which the following conditions shall have been satisfied:

(a)   The Administrative Agent shall have received from each party hereto either (i) an original counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or .pdf transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement (followed promptly by original counterparts to be delivered to the Administrative Agent).

(b)   The Administrative Agent shall have received a favorable written opinion, on behalf of itself and the Lenders, of (i) Gibson, Dunn & Crutcher LLP, counsel to the Loan Parties as to matters of New York law and California law, (ii) Fennemore Craig, P.C., counsel to the Borrower and certain of the Loan Parties as to matters of Nevada law and (iii) Faegre Baker Daniels LLP, counsel to the Borrower and certain other Loan Parties as to matters of Minnesota law, each such opinion (A) dated the Acquisition Closing Date, (B) addressed to the Administrative Agent and the Lenders, (C) covering the Borrower and each Loan Party that is organized under the laws of Nevada, New York, California and Minnesota and (D) otherwise customary in form and substance for Acquisition Related Transactions of the type contemplated hereby and reasonably satisfactory to the Administrative Agent.

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(c)   The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (i), (ii), (iii) and (iv) below:

(i)            a copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) in its jurisdiction of organization;

(ii)           a certificate of the Secretary or Assistant Secretary (or similar officer) of each Loan Party dated the Acquisition Closing Date and certifying:

(A)          that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability operating agreement or other equivalent governing documents) of such Loan Party as in effect on the Acquisition Closing Date and at all times since the date of the resolutions described in clause (B) below;

(B)          that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of this Agreement and any other Loan Document to which such Loan Party is party and, in the case of the Borrower, the borrowing of Term B Loans, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Acquisition Closing Date;

(C)          that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above;

(D)          as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of such Loan Party; and

(E)           as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party;

(iii)          certification of a director or another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate delivered pursuant to Section 3(c)(ii) hereof; and

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(iv)          a certificate of a Responsible Officer of the Borrower as to satisfaction of the conditions set forth in Sections 3(j), 3(k), 3(m) and 3(q) hereof.

(d)   The Administrative Agent shall have received (i) a perfection certificate with respect to the Loan Parties dated the Acquisition Closing Date and duly executed by a Responsible Officer of each Loan Party, (ii) the results of a search of the Uniform Commercial Code filings (or equivalent filings) made with respect to the Loan Parties in the states (or other jurisdictions) of formation of such Persons, in each case as indicated on such perfection certificate, together with copies of the financing statements (or similar documents) disclosed by such search, and intellectual property searches at the United States Copyright Office and the United States Patent and Trademark Office, and accompanied by evidence reasonably satisfactory to the Administrative Agent that the Liens indicated in any such financing statement or search result (or similar document) would be permitted as of the Acquisition Closing Date under Section 7.01 of the Credit Agreement or have been (or will be) released or terminated on the Acquisition Closing Date.

(e)   The Administrative Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by Section 6.07 of the Credit Agreement, each of which shall be endorsed or otherwise amended, after use of commercially reasonable efforts by the Borrower, to name the Administrative Agent as additional insured on all liability policies and as loss payee on property policies, pursuant to endorsements in form and substance reasonably satisfactory to the Administrative Agent (such endorsements, the “Endorsements”); provided, that, to the extent the Administrative Agent has not received the Endorsements as of the Acquisition Closing Date after the Borrower’s having used commercially reasonable efforts to obtain the same, then the Borrower shall deliver (or cause to be delivered) the Endorsements to the Administrative Agent not later than ninety (90) days after the Acquisition Closing Date (which period may be extended by the Administrative Agent in its reasonable discretion).

(f)    The Administrative Agent shall have received a solvency certificate, executed by the chief financial officer of the Borrower, in the form attached hereto as Exhibit A attesting to the Solvency of the Borrower and the Loan Parties (including the Acquired Company) on a consolidated basis both before and after giving effect to the Acquisition Related Transactions.

(g)   The Administrative Agent shall have a perfected first priority Lien in all of the Collateral, to the extent such Collateral can be perfected by (1) delivery of certificates representing Equity Interests in respect of any Domestic Subsidiaries directly owned by a Loan Party, (2) the filing of a financing statement or (3) the recordation of any intellectual property security agreement with the United States Patent and Trademark Office or the United States Copyright Office.  Without limiting the generality of the foregoing, the Administrative Agent shall have received:

(i)            a counterpart of each applicable Collateral Document (other than Mortgages), or amendments or joinders thereto, duly executed by each Loan Party that is to be a party thereto, which shall be in full force and effect on the Acquisition Closing Date and, if applicable, be filed or in form for filing or recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid Lien on the property described therein on the Acquisition Closing Date;

(ii)           certificates representing the Pledged Collateral in respect of Domestic Subsidiaries referred to in the Pledge Agreement, accompanied by undated stock powers executed in blank and all instruments evidencing Indebtedness constituting Collateral indorsed in blank;

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(iii)          a counterpart of each intellectual property security agreement, filed or in form suitable for filing or recording with the United States Patent and Trademark Office or the United States Copyright Office, as applicable; and

(iv)          proper financing statements filed or in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreements, covering the Collateral described in the Security Agreements.

(h)   The Administrative Agent shall have received a counterpart to the Guaranty, duly executed and delivered by the Acquired Company and each Subsidiary of the Acquired Company that is required to become a Guarantor.

(i)    The Borrower shall have used commercially reasonable efforts to execute and deliver (or cause each applicable Guarantor to execute and deliver) (A) (i) a Mortgage or amendment to any existing Mortgage with respect to any real property owned by a Loan Party and required to be included in the Collateral and (ii) other documents and instruments as may be required to grant the Administrative Agent a first priority perfected Lien on all assets and property of any Loan Party (other than Excluded Collateral), including, with respect to the Mortgages, affidavits, flood hazard certificates and title insurance (including endorsements, reinsurance and/or coinsurance), each in forms and amounts reasonably satisfactory to the Administrative Agent; provided, that, to the extent the Borrower has not executed and delivered a Mortgage (or amendment to any existing Mortgage) or such other documents and instruments, in each case, in accordance with the preceding sentence as of the date hereof, the Borrower shall execute and deliver (or cause to be executed and delivered by the applicable Loan Party) not later than sixty (60) days after the Acquisition Closing Date such Mortgage (or amendment to any existing Mortgage) or such other documents and instruments, in each case, in form and substance reasonably satisfactory to the Administrative Agent and (B) such documents, assignments or other instruments required to update the record owner of any intellectual property owned by any Loan Party registered at the United States Patent and Trademark Office or the United States Copyright Office to reflect a prior name change of such Loan Party and provide satisfactory evidence of the same to the Administrative Agent; provided, that, to the extent such Loan Party has not executed and delivered any such documents, assignments or instruments as of the date hereof, within sixty (60) days of the Acquisition Closing Date (or such longer period as the Administrative Agent may agree in its sole discretion), Borrower shall (or cause the applicable Loan Party to) update the record owner of any intellectual property owned by any Loan Party registered at the United States Patent and Trademark Office or the United States Copyright Office, as applicable, to reflect a prior name change of such Loan Party and provide satisfactory evidence of the same to the Administrative Agent. The Borrower shall use commercially reasonable efforts, within sixty (60) days of the Acquisition Closing Date, to execute and file with the United States Patent and Trademark office or the United States Copyright Office, as applicable, any assignment, release, instrument or other document (and shall use commercially reasonable efforts to procure the cooperation of third parties as necessary in order to obtain or complete such assignment, release, instrument or other document) necessary to (i) evidence the transfer of record ownership from a third party to a Loan Party, (ii) release (or evidence the release of) any Liens (other than Permitted Liens), or (iii) otherwise establish a clear chain of title, as applicable, for certain registered intellectual property agreed by the Borrower and the Administrative Agent prior to the date hereof.

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(j)    Since July 15, 2013, there shall not have occurred a Company Material Adverse Effect. “Company Material Adverse Effect” means any change, effect, development or circumstance which, individually or in the aggregate, has resulted in, or would reasonably be expected to result in, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that changes, effects, developments or circumstances to the extent resulting from, directly or indirectly, the following shall be excluded from the determination of Company Material Adverse Effect:  (i) any change, effect, development or circumstance in any of the industries or markets in which the Company or its Subsidiaries operate; (ii) any change in any Law or GAAP (or changes in interpretations or enforcement of any Law or GAAP) applicable to the Company or any of its Subsidiaries or any of their respective properties or assets; (iii) changes in general economic, regulatory or political conditions or the financial, credit or securities markets in general (including changes in interest or exchange rates, stock, bond and/or debt prices); (iv) any acts of God, natural disasters, earthquakes, hurricanes, terrorism, armed hostilities, sabotage, war or any escalation or worsening thereof; (v) the negotiation, execution, announcement or the consummation of the Acquisition Agreement or the Acquisition Related Transactions contemplated thereby (including the impact of any of the foregoing on relationships with customers, suppliers, licensors, employees or regulators (including any Gaming Authority), and any suit, action or proceeding arising therefrom or in connection therewith); (vi) any action taken as expressly permitted or required by the Acquisition Agreement (it being understood and agreed that actions taken by the Company or its Subsidiaries pursuant to its obligations under Section 6.1 of the Acquisition Agreement to conduct its business in the ordinary course pursuant to the first paragraph of Section 6.1 of the Acquisition Agreement shall not be excluded in determining whether a Company Material Adverse Effect has occurred) or any action taken at the written direction of Parent or Merger Sub; (vii) any changes in the market price or trading volume of the Company Common Stock, any changes in credit ratings or any failure (in and of itself) by the Company or its Subsidiaries to meet internal, analysts’ or other earnings estimates, budgets, plans, forecasts or financial projections of its revenues, earnings or other financial performance or results of operations (but not excluding any change, effect, development or circumstance giving rise to any such change or failure to the extent such change, effect, development or circumstance is not otherwise excluded pursuant to this definition); or (viii) changes, effects, developments or circumstances arising from or relating to the identity of Parent or Merger Sub or Parent’s ability to obtain the Gaming Approvals; provided, further, that, with respect to clauses (i), (ii), (iii), and (iv), the impact of such change, effect, development or circumstance, is not disproportionately adverse to the Company and its Subsidiaries, taken as a whole, relative to other companies in the industries in which the Company and its Subsidiaries operate (each capitalized term used in the definition of Company Material Adverse Effect (other than the defined term Acquisition Agreement) has the meaning given to such term in the Acquisition Agreement as in effect on July 15, 2013).

(k)   The Acquisition will have been consummated substantially simultaneously with the funding of the Term B Loans on the Acquisition Closing Date in accordance with the terms of the Acquisition Agreement without giving effect to any amendment, waiver, modification or consent thereunder by the Borrower (including, without limitation, any waiver of any condition precedent to the closing thereunder) that is or would be materially adverse to the Incremental Term B Lenders, without the consent of the Lead Arrangers, such consent not to be unreasonably withheld; it being agreed that (i) any decrease in excess of 10% in the consideration paid in connection with the Acquisition shall constitute a change materially adverse to the Incremental Term B Lenders unless approved by the Lead Arrangers, and any decrease of less than 10% of the consideration paid shall be applied to reduce the Term B Loans and (ii) any amendment, waiver, modification or consent relating to the definition of “Company Material Adverse Effect” or Section 4.10 in the Acquisition Agreement as in effect on July 15, 2013 shall be deemed to be materially adverse to the Incremental Term B Lenders.

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(l)    After giving effect to the Acquisition Related Transactions, neither the Borrower, nor any of its Subsidiaries shall have outstanding any Indebtedness or preferred stock other than (i) the Term B Loans and the loans and other extensions of credit under the Credit Agreement and (ii) other Indebtedness permitted to remain outstanding pursuant to Section 7.02 of the Credit Agreement, and the Lead Arrangers shall have received customary pay-off letters or other evidence reasonably satisfactory to the Lead Arrangers of the repayment of any other Indebtedness.

(m)  Since July 15, 2013, without the consent of all Lead Arrangers, neither the Borrower nor any of its Subsidiaries shall have incurred any Indebtedness (other than the Term B Loans pursuant to this Agreement) pursuant to Section 2.14 or Section 2.15 of the Credit Agreement as in effect on July 15, 2013.

(n)   The Lead Arrangers have received (i) copies of audited consolidated financial statements for the Borrower and its Subsidiaries for the most recent three fiscal years ended more than 90 days prior to the Acquisition Closing Date and quarterly unaudited financial statements for the first three quarterly periods ended since the last audited financial statements and more than 45 days prior to the Acquisition Closing Date; (ii) copies of audited consolidated financial statements for the Acquired Company and its Subsidiaries for the most recent three fiscal years ended more than 90 days prior to the Acquisition Closing Date and quarterly unaudited financial statements for the first three quarterly periods ended since the last audited financial statements and more than 45 days prior to the Acquisition Closing Date; (iii) a pro forma consolidated balance sheet and related pro forma consolidated income statements of the Borrower and its Subsidiaries (based on the financial statements of the Borrower and the Acquired Company referred to in clauses (i) and (ii) above) as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least 45 days prior to the Acquisition Closing Date (or, if the most recently completed fiscal period is the end of a fiscal year, ended at least 90 days before the Acquisition Closing Date), prepared after giving pro forma effect to the Acquisition Related Transactions as if the Acquisition Related Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such other financial statements) (prepared in accordance with Regulation S-X under the Securities Act of 1933, as amended, and all other rules and regulations of the SEC under such Securities Act, and including other adjustments reasonably acceptable to the Lead Arrangers); and (iv) projections prepared by management of balance sheets, income statements and cashflow statements of the Borrower and its Subsidiaries (after giving pro forma effect to the Acquisition), which will be quarterly for the first year after the Acquisition Closing Date and annually thereafter for the term of the Term B Loans.  With respect to the matters described in sub-section (i) and (ii) above, the filing of the required financial statements on Form 10-K and Form 10-Q by the Borrower or the Acquired Company, as the case may be, shall satisfy the foregoing requirements.

(o)   The Lead Arrangers shall have received, at least five (5) business days prior to the Acquisition Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act.

(p)   All fees and expenses due to the Incremental Term B Lenders, the Lead Arrangers, the Administrative Agent and counsel to the Lead Arrangers and the Administrative Agent, including all fees and expenses due under the Fee Letter dated July 15, 2013 and made between the Borrower and the Lead Arrangers, will have been paid, to the extent an invoice therefor was presented at least two business days prior to the Acquisition Closing Date (or such later date as the Borrower may agree).

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(q)   The Specified Representations shall be true and correct in all material respects (or, if qualified by materiality or material adverse effect, in all respects).

SECTION 4.        Reference to and Effect on the Credit Agreement; Confirmation of Guarantors.  (a)  On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement.

(b)   Each Loan Document, after giving effect to this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Agreement, each reference in each of the Loan Documents (including the Security Agreements and the other Collateral Documents) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement, and each reference to “Lender” therein shall, for the avoidance of doubt, include each Incremental Term Lender (as defined in the Credit Agreement), including the Incremental Term B Lenders.  Without limiting the generality of the foregoing, the Collateral Documents (in the case of the Mortgages, after giving effect to any amendments thereto required to give effect to the Term B Loans) and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, as amended by, and after giving effect to, this Agreement (in the case of the Mortgages, subject to any limitations contained in the Mortgages on maximum indebtedness or maximum indebtedness permitted to be secured thereby), in each case subject to the terms thereof.

(c)   Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Collateral Documents) and confirms that (in the case of the Mortgages, if any after giving effect to any amendments required to give effect to the Term B Loans) such liens and security interests continue to secure the Obligations under the Loan Documents, including, without limitation, all Obligations resulting from or incurred pursuant to the Term B Loans (in the case of the Mortgages, subject to any limitations contained in the Mortgages on maximum indebtedness or maximum indebtedness permitted to be secured thereby), in each case subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to the Guaranty, including, without limitation, all Obligations resulting from or incurred pursuant to the Term B Loans.

(d)   The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or any other Person under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

(e)   This Agreement is a Loan Document.

SECTION 5.        Incremental Term B Lenders.

(a)   Each Incremental Term B Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 3 hereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth on its signature page hereto is its legal name; (iv) confirms that it is not the Borrower or any of its Subsidiaries or an Affiliate of any of them; (v) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto, and, without limiting the generality of the foregoing, appoints the Administrative Agent to act as its agent for the purpose of acquiring, holding, and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure the Obligations, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) attaches any U.S. Internal Revenue Service forms required under Article III of the Credit Agreement.

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(b)   On and after the Acquisition Closing Date, each of the Incremental Term B Lenders shall be a party to the Credit Agreement as a Lender, shall be bound thereby, and shall have all of the rights and obligations of a Lender thereunder.  All notices and other communications provided for hereunder or under the Loan Documents to any Incremental Term B Lender shall be to its address as set forth in the administrative questionnaire it has furnished to the Administrative Agent.

SECTION 6.        Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 3. Delivery of an executed counterpart to this Agreement by facsimile or .pdf transmission (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be effective as delivery of a manually signed original.

SECTION 7.        Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 8.        Miscellaneous. The provisions of Section 10.14(b), (c) and (d) and Section 10.15 of the Credit Agreement are incorporated herein mutatis mutandis, and the parties hereto hereby agree that such provisions shall apply to this Agreement with the same force and effect as if set forth herein in their entirety.

SECTION 9.        Consent.  Effective on the date hereof, (i) that certain patent assignment dated September 26, 2008 shall be amended and restated in the form attached hereto as Exhibit B (as so amended, the “Amended Patent Security Agreement”), (ii) that certain trademark assignment dated September 26, 2008 shall be amended and restated in the form attached hereto as Annex C (as so amended, the “Amended Trademark Security Agreement”) and (iii) that certain copyright security and pledge agreement dated September 26, 2008 shall be amended and restated in the form attached hereto as Annex D (as so amended, the “Amended Copyright Security Agreement”), and each Person executing this Agreement in its capacity as a “Lender” under the Credit Agreement hereby agrees and consents to the amendment and restatement of the foregoing agreements.

[remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BALLY TECHNOLOGIES, INC.
as Borrower

By:	/s/ Neil Davidson
Name: Neil Davidson
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page for Incremental Joinder Agreement]

ARCADE PLANET, INC.,
a California corporation

BALLY GAMING INTERNATIONAL, INC.,
a Delaware corporation

ALLIANCE HOLDING COMPANY,
a Nevada corporation

BALLY GAMING, INC.,
a Nevada corporation

SIERRA DESIGN GROUP,
a Nevada corporation

CASINO ELECTRONICS, INC.,
a Nevada corporation

COMPUDIGM SERVICES, INC.,
a Nevada corporation

By:	/s/ Neil Davidson
Name: Neil Davidson
Title: Treasurer

[Signature Page for Incremental Joinder Agreement]

BALLY GAMING SERVICES, LLC,
a Nevada limited liability gaming company

By: B.G.I. GAMING & SYSTEMS, S. DE R.L. DE C.V., the Sole Member of BALLY GAMING SERVICES, LLC

By: BALLY GAMING, INC., the Managing Member of B.G.I. GAMING & SYSTEMS, S. DE R.L. DE C.V.

By:	/s/ Neil Davidson
Name: Neil Davidson
Title: Treasurer

[Signature Page for Incremental Joinder Agreement]

BANK OF AMERICA, N.A.
as Administrative Agent and, for purposes of Section 9,
a Lender

By:	/s/ Anthony W. Kell
Name: Anthony W. Kell
Title: Vice President

By:	/s/ Brian D. Corum
Name: Brian D. Corum
Title: Managing Director

[Signature Page for Incremental Joinder Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Incremental Term B Lender and, for purposes of Section 9, a Lender

By:	/s/ Mitchell Broth
Name: Mitchell Broth
Title: Vice President

WELLS FARGO SECURITIES, LLC
as a Lead Arranger

By:	/s/ Westley White
Name: Westley White
Title: Vice President

[Signature Page for Incremental Joinder Agreement]

J.P. MORGAN SECURITIES LLC
as a Lead Arranger

By:	/s/ Chris Lingenfelter
Name: Chris Lingenfelter
Title: Vice President

JPMORGAN CHASE BANK, N.A.
for purposes of Section 9, a Lender

By:	/s/ Jeff Bailard
Name: Jeff Bailard
Title: Executive Director

[Signature Page for Incremental Joinder Agreement]

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
as a Lead Arranger

By:	/s/ William A. Bowen, Jr.
Name: William A. Bowen, Jr.
Title: MD

[Signature Page for Incremental Joinder Agreement]

GOLDMAN SACHS BANK USA
as a Lead Arranger and, for purposes of Section 9, a Lender

By:	/s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

[Signature Page for Incremental Joinder Agreement]

UNION BANK, N.A.
as a Lead Arranger and, for purposes of Section 9, a Lender

By:	/s/ Pierre Bury
Name: Pierre Bury
Title: Vice President

[Signature Page for Incremental Joinder Agreement]

Schedule 1

Incremental Term B Lenders	Term B Loan Commitments
Wells Fargo Bank, National Association	$1,100,000,000.00
TOTAL	$1,100,000,000.00

[Signature Page for Incremental Joinder Agreement]

Exhibit A

FORM OF SOLVENCY CERTIFICATE

[Date]

This Solvency Certificate is being executed and delivered pursuant to Section 3(f) of the certain Incremental Joinder Agreement, dated as of [  ], 2013, among BALLY TECHNOLOGIES, INC., a Nevada corporation (the “Borrower”), each Subsidiary of the Borrower listed on the signature pages thereto (together with the Borrower, the “Loan Parties”), the Incremental Term B Lenders listed on the signature pages thereto (the “Incremental Term B Lenders”), and Bank of America, N.A. (“Bank of America”), as administrative agent (in such capacity, the “Administrative Agent”) under that certain Second Amended and Restated Credit Agreement dated as of April 19, 2013 (as subsequently amended by Amendment No. 1 on August 27, 2013) (as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders party thereto from time to time, and Bank of America, as the Administrative Agent, Swing Line Lender and L/C Issuer.  Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement.

I, [•], the Chief Financial Officer of the Borrower, in such capacity and not in an individual capacity, hereby certify as follows:

1.                                      I am generally familiar with the businesses and assets of the Borrower and its Subsidiaries, taken as a whole, and have made such investigation and inquiries as to the financial condition of the Borrower and its Subsidiaries as are necessary and prudent for the purposes of providing this Solvency Certificate and I am duly authorized to execute this Solvency Certificate on behalf of the Borrower pursuant to the Credit Agreement; and

2.                                      As of the date hereof and after giving effect to the Acquisition Related Transactions and the incurrence of the indebtedness and obligations being incurred in connection with the Credit Agreement and the Acquisition Related Transactions, that:

(a)                                 the fair value of the property of the Borrower and its Subsidiaries, on a consolidated basis, is greater than the total amount of liabilities, including contingent liabilities, of the Borrower and its Subsidiaries, on a consolidated basis;

(b)                               the present fair salable value of the assets of the Borrower and its Subsidiaries, on a consolidated basis, is not less than the amount that will be required to pay the probable liabilities of the Borrower and its Subsidiaries, on a consolidated basis, on their debts as they become absolute and matured;

(c)                                the Borrower and its Subsidiaries do not intend to, and do not believe that they will, incur debts or liabilities beyond the ability of the Borrower and its Subsidiaries, on a consolidated basis, to pay such debts and liabilities as they mature;

(d)                               the Borrower and its Subsidiaries are not engaged in business or a transaction, and is not about to engage in business or a transaction, for which the property of the Borrower and its Subsidiaries, on a consolidated basis, would constitute an unreasonably small capital; and

(e)                               the Borrower and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business.

For the purposes hereof, the amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, I have executed this Solvency Certificate on the date first written above.

By:
Name:
Title: Chief Financial Officer

Exhibit B

Form of Amended Patent Security Agreement

Execution Version

AMENDED AND RESTATED PATENT SECURITY AGREEMENT

This AMENDED AND RESTATED PATENT SECURITY AGREEMENT (this “Agreement”) dated as of November 25, 2013, is made by Bally Technologies, Inc., a Nevada corporation (“Borrower”) and each of its subsidiaries listed on the signature pages hereto (each a “Subsidiary Grantor”, and together with Borrower and each other Person who may become a party hereto pursuant to Section 8 of this Agreement, the “Grantors”), in favor of Bank of America, N.A., as administrative agent (in such capacity and together with its successors and assigns, the “Administrative Agent”), for the benefit of the Secured Parties under the Credit Agreement referred to below, with reference to the following facts:

RECITALS

A.                                    Pursuant to that certain Credit Agreement, dated as of September 26, 2008, among Borrower, the Lenders referred to therein, and the Administrative Agent (as from time to time amended, restated, extended, renewed, modified or supplemented), the Grantors executed and delivered that certain Patent Assignment, dated as of September 26, 2008 (as from time to time amended, restated, extended, renewed, modified or supplemented, the “Existing Patent Assignment”).

B.                                    Borrower has entered into that certain Second Amended and Restated Credit Agreement, dated as of April 19, 2013, among Borrower, the Lenders referred to therein, and the Administrative Agent (as amended by the Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of August 27, 2013, and as it may from time to time be further amended, restated, extended, renewed, modified or supplemented, the “Credit Agreement”), and accordingly the parties hereto desire to amend and restate the Existing Patent Assignment pursuant to this Agreement.  This Agreement is one of the Loan Documents referred to in the Credit Agreement.

C.                                    The Subsidiary Grantors have guaranteed the obligations of Borrower pursuant to the Credit Agreement.

D.                                    Pursuant to the Credit Agreement, the Lenders had made, and are making, certain credit facilities available to Borrower.  Additionally, as contemplated by the Credit Agreement, from time to time, certain Secured Parties may enter into Secured Cash Management Agreements and/or Secured Hedge Agreements with the Borrower and/or the Grantors.

E.                                     As a condition to the continued availability of such credit facilities, Secured Cash Management Agreements and Secured Hedge Agreements, the Grantors are required to enter into this Agreement to pledge certain Collateral (as hereinafter defined) to the Administrative Agent for the benefit of the Secured Parties as herein provided.

F.                                      The Grantors expect to realize direct and indirect benefits as the result of the availability of (i) the aforementioned credit facilities to the Borrower and (ii) the aforementioned Secured Cash Management Agreements and Secured Cash Hedge Agreements, as the result of financial or business support which will be provided to the Grantors by Borrower and each other Grantor.

AGREEMENT

NOW, THEREFORE, in order to induce the Lenders to extend and maintain the aforementioned credit facilities to Borrower and the Secured Parties to extend and maintain the financial accommodations under the Secured Cash Management Agreements and Secured Hedge Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantors hereby jointly and severally represent, warrant, covenant and agree as follows:

1.                                      Definitions.  Terms defined in the Credit Agreement and not otherwise defined in this Agreement shall have the meanings defined for those terms in the Credit Agreement.  As used in this Agreement, the following terms shall have the meanings set forth below:

“Agreement” means this Amended and Restated Patent Security Agreement, and any extensions, modifications, renewals, restatements, supplements or amendments hereof, including, without limitation, any documents or agreements by which additional Grantors become party hereto.

“Collateral” means and includes all of the following: (a) all of the Grantors’ now-existing, or hereafter acquired, right, title, and interest in and to all of the Grantors’ patents, together with all applications, registrations, and recordings relating to the foregoing in the United States Patent and Trademark Office (“USPTO”) or in any similar office or agency of the United States, any State thereof, or any political subdivision thereof, or in any other countries, and all reissues, divisions, continuations, continuations-in-part, extensions, reexaminations and renewals thereof, including those patents, applications, registrations and recordings described in Schedule 1 hereto (the “Patents”); (b) all patentable inventions and improvements thereto; (c) all licenses and sublicenses of Patents, to the extent that there exists no prohibition as a matter of law or pursuant to such agreements governing such license or sublicense on the transfer thereof for security as contemplated by this Agreement; (d) any and all proceeds of any of the foregoing, including license fees, royalties, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto;  and (e) the right to sue or otherwise recover for past, present and future infringement or other violation of the Patents or any licenses with respect thereto.

“Grantors” means those Persons mentioned in the preamble to this Agreement and those entities that become parties hereto as provided in Section 6.12 of the Credit Agreement or Section 8 hereof, and each of them, and any one or more of them, jointly and severally.

“Secured Obligations” means (a) in the case of Borrower, any and all present and future Obligations of any type or nature of Borrower arising under or relating to the Credit Agreement, the Secured Cash Management Agreements, the Secured Hedge Agreements and the Loan Documents or any one or more of them and (b) in the case of the Subsidiary Grantors, all present and future Obligations of any type or nature of the Subsidiary Grantors, or any one or more of them, arising under or relating to the Guaranty or any other Loan Documents, or with respect to any Secured Cash Management Agreement or any Secured Hedge Agreement or any one or more of them; provided, that in the case of each Grantor (other than Borrower), the Secured Obligations of such Grantor shall exclude any Excluded Swap Obligations of such Grantor.

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2.                                      Grant of Security Interest.  For valuable consideration, the Grantors and each of them hereby jointly and severally pledge and grant to the Administrative Agent (for and on behalf of the Secured Parties) a security interest, to secure the prompt and indefeasible payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration or otherwise) of the Secured Obligations, and each of them, in and to all of the presently existing and hereafter acquired Collateral.  This Agreement is a continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Secured Obligations, including those arising under successive transactions which shall either continue the Secured Obligations, increase or decrease them and notwithstanding the bankruptcy of any Grantor or any other event or proceeding affecting any Grantor.

3.                                      Representations, Warranties and Covenants.  The Grantors, and each of them, represent, warrant and agree that:

(a)                                 All of the existing Collateral is valid and subsisting in full force and effect, and the Grantors have good and marketable title thereto, and the right and power to grant the security interests granted hereunder. The Grantors will, at their expense, perform all acts and execute all documents necessary to maintain the existence of the Collateral as valid and subsisting, including, without limitation, the filing of any maintenance fees or affidavits.  The Collateral is not subject to any Liens or licenses of any nature whatsoever, whether recorded or unrecorded, except as permitted by the Credit Agreement.

(b)                                 As of the date hereof, none of the Grantors owns any Patents registered, or subject to pending applications, in the USPTO other than those against which the Administrative Agent already has perfected a security interest pursuant to the Existing Patent Assignment, or those described in Schedule 1.

(c)                                  Upon the delivery of any report supplementing Schedule 5.17 to the Credit Agreement made pursuant to Section 6.02(j) of the Credit Agreement, the applicable Grantor shall execute and deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent and suitable for filing with the USPTO, a supplement to this Agreement substantially in the form of Exhibit A hereto evidencing the grant to the Administrative Agent of a security interest in any Patents reflected on such report supplementing Schedule 5.17 to the Credit Agreement. Each Grantor authorizes the Administrative Agent to modify this Agreement by amending Schedule 1 to include any new Patents, and any patent renewal of any Grantor applied for and or otherwise obtained hereafter.

(d)                                 No Grantor has abandoned any of the Patents, and no Grantor will do any act, or omit to do any act, whereby the Patents may become abandoned, canceled, invalidated, or unenforceable,  where such abandonment, cancellation, invalidation, or unenforceability may constitute a Material Adverse Effect.  Each Grantor shall notify the Administrative Agent promptly if it knows, or has reason to know, of any reason why any application, registration, or recording may become abandoned, canceled, invalidated, or unenforceable, and if as a result thereof, a Material Adverse Effect may result.

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(e)                                  The Grantors will render any assistance, as the Administrative Agent may reasonably determine is necessary, to the Administrative Agent in any proceeding before the USPTO, any federal or state court, or any similar office or agency in the United States, or any State therein, or any other country, to protect the Administrative Agent’s security interest in the Patents.

(f)                                   The Grantors assume all responsibility and liability arising from the use of the Patents, and each Grantor hereby indemnifies and holds the Administrative Agent and each of the Secured Parties harmless from and against any claim, suit, loss, damage, or expense (including reasonable attorneys’ fees) arising out of any alleged defect in any product manufactured, promoted, or sold by any Grantor (or any Affiliate or Subsidiary thereof) in connection with any Patents or out of the manufacture, promotion, labeling, sale, or advertisement of any such product by any Grantor or any Affiliate or Subsidiary thereof.

(g)                                  The Grantors shall promptly notify the Administrative Agent in writing of any adverse determination in any proceeding in the USPTO or any other foreign or domestic Governmental Agency, court or body, regarding any Grantor’s ownership of any of the Patents.  In the event of any material infringement of any of the Patents by a third party, the Grantors shall promptly notify the Administrative Agent of such infringement and sue for and diligently pursue damages for such infringement unless it is in the best interest of the Grantors not to pursue such proceeding.  In the event that the Grantors elect not to pursue any rights that might apply to the applicable Grantor in connection with the infringement, the Grantors will notify the Administrative Agent of such election.

(h)                                 Each Grantor shall, at its sole expense, do, make, execute and deliver all such additional and further acts, things, assurances, and instruments, in each case in form and substance satisfactory to the Administrative Agent, relating to the creation, validity, or perfection of the security interests provided for in this Agreement under 35 U.S.C. Section 261, 15 U.S.C. Section 1051 et seq., the Uniform Commercial Code or other Law of the United States, the State of New York, or of any countries or other States as the Administrative Agent may from time to time reasonably request, and shall take all such other action as the Administrative Agent may reasonably require to more completely vest in and assure to the Administrative Agent its security interest in any of the Collateral, and each Grantor hereby irrevocably authorizes the Administrative Agent or its designee, at such Grantor’s expense, to execute such documents, and file such financing statements with respect thereto with or without such Grantor’s signature, as the Administrative Agent may reasonably deem appropriate.  In the event that any recording or refiling (or the filing of any statement of continuation or assignment of any financing statement) or any other action, is required at any time to protect and preserve such security interest, the Grantors shall, at their sole cost and expense, cause the same to be done or taken at such time and in such manner as may be necessary and as may be reasonably requested by the Administrative Agent.  Each Grantor further authorizes the Administrative Agent to have this or any other similar security agreement recorded or filed with the USPTO or other appropriate federal, state or government office.

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(i)                                     Following the Administrative Agent’s request thereof and the applicable Grantor’s failure to perform, the Administrative Agent is hereby irrevocably appointed by each Grantor as its lawful attorney and agent, with full power of substitution to execute and deliver on behalf of and in the name of any or all Grantors, such financing statements and other documents and agreements, and to take such other action as the Administrative Agent may deem necessary for the purpose of perfecting, protecting or effecting the security interests granted herein and effected hereby, and any mortgages or Liens necessary or desirable to implement or effectuate the same, under any applicable Law, and the Administrative Agent is hereby authorized to file on behalf of and in the name of any or all Grantors, at the Grantors’ sole expense, such financing statements, documents and agreements in any appropriate governmental office.

(j)                                    The Administrative Agent may, in its sole discretion, pay any amount, or do any act which the Grantors fail to pay or do as required hereunder to preserve, defend, protect, maintain, record, amend, or enforce the Secured Obligations, the Collateral, or the security interest granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, and reasonable attorneys’ fees.  The Grantors will be liable to the Administrative Agent for any such payment, which payment shall be deemed an advance by the Lenders to the Grantors, shall be payable on demand, together with interest at the per annum rate then applicable to Base Rate Advances under the Credit Agreement, or the Default Rate, if applicable, and shall be part of the Secured Obligations.

4.                                      Events of Default.  Any “Event of Default” as defined in the Credit Agreement shall constitute an Event of Default hereunder.

5.                                      Rights and Remedies.  Upon the occurrence and during the continuance of any such Event of Default, in addition to all other rights and remedies of the Administrative Agent, whether provided under Law, the Credit Agreement or otherwise, the Administrative Agent may enforce its security interest hereunder which may be exercised without notice to, or consent by, any Grantor, except as such notice or consent is expressly provided for hereunder.  Upon such enforcement:

(a)                                 the Administrative Agent may use any of the Patents for the sale of goods, completion of work in process, or rendering of services in connection with enforcing any security interest granted to the Administrative Agent by the Grantors.

(b)                                 the Administrative Agent may grant such license or licenses relating to the Collateral for such term or terms, on such conditions and in such manner, as the Administrative Agent shall, in its sole discretion, deem appropriate.  Such license or licenses may be general, special, or otherwise, and may be granted on an exclusive or nonexclusive basis throughout all or part of the United States of America, its territories and possessions, and all foreign countries.

(c)                                  the Administrative Agent may assign, sell, or otherwise dispose of the Collateral, or any part thereof, either with or without special conditions or stipulations, except that the Administrative Agent agrees to provide the Grantors with five (5) days’

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prior written notice of any proposed disposition of the Collateral.  The requirement of sending notice conclusively shall be met if such notice is mailed, first class mail, postage prepaid, to Borrower, on behalf of all Grantors.  Each Grantor hereby irrevocably appoints Borrower as its agent for the purpose of receiving notice of sale hereunder, and agrees that such Grantor conclusively shall be deemed to have received notice of sale when notice of sale has been given to Borrower.  Each Grantor expressly waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided in this Section 5(c).  The Administrative Agent shall have the power to buy the Collateral, or any part thereof, and the Administrative Agent shall also have the power to execute assurances and perform all other acts which the Administrative Agent may, in the Administrative Agent’s sole discretion, deem appropriate or proper to complete such assignment, sale, or disposition.  In any such event, the Grantors shall be liable for any deficiency.

(d)                                 In addition to the foregoing, in order to implement the assignment, sale or other disposition of any of the Collateral pursuant to Section 5(c) hereof, the Administrative Agent may, at any time, execute and deliver, on behalf of the Grantors, and each of them, pursuant to the authority granted in powers of attorney, one or more instruments of assignment of the Patents (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration.  The Grantors agree to pay the Administrative Agent, on demand, all costs incurred in any such transfer of the Collateral, including, but not limited to any taxes, fees, and reasonable attorneys’ fees.

(e)                                  The Administrative Agent may first apply the proceeds actually received from any such use, license, assignment, sale, or other disposition of Collateral first to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys’ fees and all legal, travel, and other expenses which may be incurred by the Administrative Agent.  Thereafter, the Administrative Agent may apply any remaining proceeds to such of the Secured Obligations as provided in the Credit Agreement.  The Grantors shall remain liable to the Administrative Agent for any expenses or Secured Obligations remaining unpaid after the application of such proceeds, and the Grantors will pay the Administrative Agent, on demand, any such unpaid amount, together with interest at the rate(s) set forth in the Credit Agreement.

(f)                                   Upon request of the Administrative Agent, the Grantors shall supply to the Administrative Agent, or the Administrative Agent’s designee, the Grantors’ knowledge and expertise relating to the manufacture and sale of the products and services relating to the Patents and the Grantors’ customer lists and other records relating to the Patents and the distribution thereof.

Nothing contained herein shall be construed as requiring the Administrative Agent to take any such action at any time.  All of the Administrative Agent’s rights and remedies, whether provided under Law, the Credit Agreement, this Agreement, or otherwise, shall be cumulative, and none is exclusive of any right or remedy otherwise provided herein or in any of the other Loan Documents, at law or in equity.  Such rights and remedies may be enforced alternatively, successively, or concurrently.

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6.                                      Waivers.

(a)                                 Each Grantor hereby waives any and all rights that it may have to a judicial hearing, if any, in advance of the enforcement of any of the Administrative Agent’s rights hereunder, including, without limitation, its rights following any Event of Default and during the continuance thereof to take immediate possession of the Collateral and exercise its rights with respect thereto.

(b)                                 The Administrative Agent shall not be required to marshal any present or future security for (including, but not limited to, this Agreement and the Collateral subject to a security interest hereunder), or guaranties of, the Secured Obligations or any of them, or to resort to such security or guaranties in any particular order.  Each Grantor hereby agrees that it will not invoke any Law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Administrative Agent’s rights under this Agreement or any other instrument evidencing any of the Secured Obligations or by which any of such Secured Obligations is secured or guaranteed, and each Grantor hereby irrevocably waives the benefits of all such Laws.

(c)                                  Except for notices specifically provided for herein, each Grantor hereby expressly waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description.  With respect both to the Secured Obligations and any collateral therefor, each Grantor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, of any Person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Administrative Agent may deem advisable.  The Administrative Agent shall have no duty as to the protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto except as otherwise required by Law.  The Administrative Agent may exercise its rights with respect to the Collateral without resorting or regard to other collateral or sources of reimbursement for liability.  The Administrative Agent shall not be deemed to have waived any of its rights upon or under the Credit Agreement or the Collateral unless such waiver be in writing and signed by the Administrative Agent.  No delay or omission on the part of the Administrative Agent in exercising any right shall operate as a waiver of any right on any future occasion.  All rights and remedies of the Administrative Agent under the Credit Agreement or on the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly or concurrently.

7.                                      Costs and Expenses.

(a)                                 Without limiting any reimbursement obligations under the Credit Agreement and the other Loan Documents, and without duplication thereof, the Grantors will pay any and all charges, costs and taxes incurred in implementing or subsequently amending this Agreement, including, without limitation, recording and filing fees, appraisal fees, stamp taxes, and reasonable fees and disbursements of each Secured

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Party’s counsel incurred by each Secured Party, and fees and time charges for attorneys who may be employees of each Secured Party, in connection with this Agreement, and in the enforcement of this Agreement and in the enforcement or foreclosure of any Liens, security interests or other rights of any Secured Party under this Agreement, or under any other documentation heretofore, now, or hereafter given to any Secured Party in furtherance of the transactions contemplated hereby.

(b)                                 The Grantors agree to reimburse each Secured Party for and indemnify it against, any and all losses, expenses and liabilities (including liabilities for penalties) of whatever kind or nature sustained and reasonably incurred in connection with any claim, demand, suit or legal or arbitration proceeding relating to this Agreement, or the exercise of any rights or powers hereunder, including reasonable attorneys’ fees and disbursements, and fees and time charges for attorneys who may be employees of such Secured Party, except losses, expenses and liabilities arising out of such Secured Party’s own gross negligence or willful misconduct.

8.                                      Joinder.  Any other Person may become a Grantor hereunder and become bound by the terms and conditions of this Agreement by executing and delivering to the Administrative Agent an Instrument of Joinder substantially in the form attached hereto as Exhibit B, accompanied by such documentation as the Administrative Agent may require to establish the due organization, valid existence and good standing of such Person, its qualification to engage in business in each material jurisdiction in which it is required to be so qualified, its authority to execute, deliver and perform this Agreement, and the identity, authority and capacity of each Responsible Officer thereof authorized to act on its behalf.

9.                                      Release of Grantors.  This Agreement and all of the Secured Obligations of the Grantors hereunder shall be released upon termination of the Aggregate Commitments and payment in full of all of the Secured Obligations (other than (A) contingent indemnification obligations as to which no claim has been made and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank of Hedge Bank shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made).

Additionally, Collateral that is released or is required to be released from the security interest created by this Agreement in order to permit the Grantors to consummate any disposition of stock or assets, merger, consolidation, amalgamation, acquisition, transfer or dividend payment or distribution that the Grantors are permitted to consummate pursuant to the Loan Documents, if any, shall be so released by the Administrative Agent at such times and to the extent necessary or appropriate to permit the Grantors to consummate such permitted transactions promptly following the Administrative Agent’s receipt of written request therefor by the Grantors specifying the purpose for which release is requested and such further certificates or other documents as the Administrative Agent shall request in its reasonable discretion to confirm that the Grantors are permitted to consummate such permitted transaction and to confirm its replacement Lien on appropriate collateral (unless replacement collateral is not required pursuant

8

to the Loan Documents).  Any request for any permitted release shall be transmitted to the Administrative Agent.

Upon such release of the Grantors’ Secured Obligations hereunder, or release of Collateral permitted hereunder, the Administrative Agent shall return any Collateral to the Grantors, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the applicable Collateral to the Grantors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of the Administrative Agent’s and the other Secured Party’s interests in such Collateral arising under this Agreement, all as reasonably requested by, and at the sole expense of, the Grantors.

10.                               Continuing Effect.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Grantors for liquidation or reorganization, should the Grantors become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Grantors’ assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by the Administrative Agent or any other Secured Party, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11.                               Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent, and any attempted assignment without such consent shall be null and void.  By accepting the benefits of the Loan Documents, each Hedge Bank and Cash Management Bank agrees to be bound by all of the applicable provisions thereof.

12.                               Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor and the Administrative Agent, subject to any consents required under the Credit Agreement; provided that any provision of this Agreement imposing obligations on any Grantor may be waived by the Administrative Agent in a written instrument executed by the Administrative Agent; provided, further, no such waiver amendment, supplement or modification shall require the consent of any Hedge Bank or Cash Management Bank except as may be expressly provided in the Credit Agreement.

13.                               Additional Powers and Authorization.  The Administrative Agent shall be entitled to the benefits accruing to it as the Administrative Agent under the Credit Agreement and the other Loan Documents.  Notwithstanding anything contained herein to the contrary, the Administrative Agent may employ agents, trustees, or attorneys-in-fact and may vest any of

9

them with any Property (including, without limitation, any Collateral assigned hereunder), title, right or power deemed necessary for the purposes of such appointment.

14.                               WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

15.                               SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS.

(a)                                 EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE GRANTORS OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)                                 EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF

10

THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)                                  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

16.                               Miscellaneous.

(a)                                 The Grantors and the Administrative Agent may from time to time agree in writing to the release of certain of the Collateral from the security interest created hereby.

(b)                                 Any notice, request, demand or other communication required or permitted under this Agreement shall be in writing and shall be deemed to be properly given if done in accordance with Section 10.02 of the Credit Agreement.

(c)                                  Except as otherwise set forth in the Credit Agreement, the provisions of this Agreement may not be modified, amended, restated or supplemented, whether or not the modification, amendment, restatement or supplement is supported by new consideration, except by a written instrument duly executed and delivered by the Administrative Agent and the Grantors.

(d)                                 Except as otherwise set forth in the Credit Agreement or this Agreement, any waiver of the terms and conditions of this Agreement, or any Event of Default and its consequences hereunder or thereunder, and any consent or approval required or permitted by this Agreement to be given, may be made or given with, but only with, the written consent of the Administrative Agent on such terms and conditions as specified in the written instrument granting such waiver, consent or approval.

(e)                                  Any failure or delay by the Administrative Agent to require strict performance by the Grantors of any of the provisions, warranties, terms, and conditions contained herein, or in any other agreement, document, or instrument, shall not affect the Administrative Agent’s right to demand strict compliance and performance therewith, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type.  None of the warranties, conditions, provisions, and terms contained herein, or in any other agreement, document, or instrument, shall be deemed to have been waived by any act or knowledge of the Administrative Agent, its agents, officers, or employees, but only by an instrument in writing, signed by an officer of the Administrative Agent and directed to the Grantors, specifying such waiver.

11

(f)                                   If any term or provision of this Agreement conflicts with any term or provision of the Credit Agreement, the term or provision of the Credit Agreement shall control.

(g)                                  If any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this Agreement.

(h)                                 This Agreement supersedes all prior oral and written agreements between the parties hereto on the subject matter hereof.

(i)                                     This Agreement shall be binding upon, and for the benefit of, the parties hereto and their respective legal representatives, successors, and assigns.

(j)                                    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

17.                               Amendment and Restatement of Existing Patent Assignment.  This Agreement constitutes an amendment and restatement of the Existing Patent Assignment in its entirely and the Existing Patent Assignment shall thereafter be and shall be deemed replaced and superseded in all respects by this Agreement.  The execution of this Agreement shall not operate as a novation, waiver of any right, power or remedy of the Administrative Agent or Secured Parties, nor constitute a waiver of any provision of the Existing Patent Assignment.  Each Grantor (i) acknowledges and agrees that this Agreement does not constitute a novation or termination of the “Secured Obligations” under the Existing Patent Assignment or the other Loan Documents as in effect prior to the effective date of the amendment and restatement of the Existing Patent Assignment (the “Restatement Effective Date”) and which remain outstanding as of the Restatement Effective Date, (ii) acknowledges and agrees that the “Secured Obligations” under the Existing Patent Assignment and the other Loan Documents are in all respects continuing (as amended and restated hereby and which are in all respects hereinafter subject to the terms herein), (iii) ratifies and reaffirms all of its payments and performance obligations, contingent or otherwise, under each Loan Document, (iv) and ratifies and reaffirms each of the liens and security interests granted by it to Bank of America, N.A., as administrative agent for the benefit of the secured parties named in (or referred to in) the Existing Patent Assignment, in or pursuant to the Existing Patent Assignment, and confirms and agrees that such liens and security interests are in all respects continuing and in full force and effect and shall continue to secure all of the Secured Obligations, including without limitation, all Obligations under the Credit Agreement and (v) agrees that this Agreement shall in no manner impair or otherwise adversely affect any of such liens and security interests.

[Remainder of page intentionally left blank.]

12

IN WITNESS WHEREOF, each Grantor has executed this Agreement by its duly authorized officer as of the date first written above.

“Grantors”

BALLY TECHNOLOGIES, INC.,
a Nevada corporation

By:
Name:
Title:

ARCADE PLANET, INC.,
a California corporation

BALLY GAMING INTERNATIONAL, INC.,
a Delaware corporation

ALLIANCE HOLDING COMPANY,
a Nevada corporation

BALLY GAMING, INC.,
a Nevada corporation

SIERRA DESIGN GROUP,
a Nevada corporation

CASINO ELECTRONICS, INC.,
a Nevada corporation

COMPUDIGM SERVICES, INC.,
a Nevada corporation

By:
Name:
Title:

Amended and Restated Patent Security Agreement

BALLY GAMING SERVICES, LLC,

a Nevada limited liability gaming company

By: B.G.I. GAMING & SYSTEMS, S. DE R.L. DE C.V., the Sole Member of BALLY GAMING SERVICES, LLC

By: BALLY GAMING, INC., the Managing Member of B.G.I. GAMING & SYSTEMS, S. DE R.L. DE C.V.

By:
Name:
Title:

Address for the Grantors:
c/o Bally Technologies, Inc.
6601 South Bermuda Road
Las Vegas, Nevada 89119

Amended and Restated Patent Security Agreement

SHFL ENTERTAINMENT, INC.,
a Minnesota corporation

By:
Name:
Title:

Amended and Restated Patent Security Agreement

SHFL INTERNATIONAL LLC, a Nevada limited liability company

By: SHUFFLE MASTER INTERNATIONAL, INC., the Sole Member of SHFL INTERNATIONAL LLC

By:
Name:
Title:

Amended and Restated Patent Security Agreement

SHFL PROPERTIES LLC, a Nevada limited liability company

By: SHFL ENTERTAINMENT, INC., the Sole Member of SHFL PROPERTIES LLC

By:
Name:
Title:

Amended and Restated Patent Security Agreement

ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:

“Administrative Agent”

BANK OF AMERICA, N.A.,
as Administrative Agent for the Secured Parties

By:
Name:
Title:

Amended and Restated Patent Security Agreement

SCHEDULE 1

TO
AMENDED AND RESTATED PATENT SECURITY AGREEMENT

U.S. PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date	Owner

Amended and Restated Patent Security Agreement

EXHIBIT A

TO

AMENDED AND RESTATED PATENT SECURITY AGREEMENT

SUPPLEMENTAL PATENT SECURITY AGREEMENT

THIS SUPPLEMENTAL PATENT SECURITY AGREEMENT (this “Agreement”), dated as of [ • ], is made by each of the signatories hereto indicated as a Grantor (each a “Grantor” and collectively, the “Grantors”) in favor of Bank of America, N.A., as administrative agent (in such capacity and together with its successors and assigns, the “Administrative Agent”), for the benefit of the Secured Parties under the Credit Agreement (as defined below). Capitalized terms not defined herein have the meanings assigned to them in the Patent Security Agreement (as defined below), and if not defined therein, then in the Credit Agreement (as defined below):

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement, dated as of April 19, 2013, among Borrower, the Lenders referred to therein, and the Administrative Agent (as amended by the Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of August 27, 2013, and as it may from time to time be further amended, restated, extended, renewed, modified or supplemented, the “Credit Agreement”), Bally Technologies, Inc., a Nevada corporation (“Borrower”) and certain of its subsidiaries, including the  Grantors, executed and delivered that certain Amended and Restated Patent Security Agreement (the “Patent Security Agreement”), dated as of November 25, 2013.

WHEREAS, pursuant to the Patent Security Agreement, the Grantors, among other things, granted a security interest in (a) all of the Grantors’ now-existing, or hereafter acquired, right, title, and interest in and to all of the Grantors’ patents, together with all applications, registrations, and recordings relating to the foregoing in the United States Patent and Trademark Office (“USPTO”) or in any similar office or agency of the United States, any State thereof, or any political subdivision thereof, or in any other countries, and all reissues, divisions, continuations, continuations-in-part, extensions, reexaminations and renewals thereof, including those patents, applications, registrations and recordings described in Schedule 1 hereto (the “Patents”); (b) all patentable inventions and improvements thereto; (c) all licenses and sublicenses of Patents, to the extent that there exists no prohibition as a matter of law or pursuant to such agreements governing such license or sublicense on the transfer thereof for security as contemplated by this Agreement; (d) any and all proceeds of any of the foregoing, including license fees, royalties, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto;  and (e) the right to sue or otherwise recover for past, present and future infringement or other violation of the Patents or any licenses with respect thereto (collectively, the “Collateral”) which includes, without limitation, Collateral of the Grantors acquired after the date of the Patent Security Agreement (the “After-Acquired Patents”); and

WHEREAS, pursuant to the Patent Security Agreement, the Grantors agreed to execute and deliver this Agreement with respect to certain After-Acquired Patents in order to record with the United States Patent and Trademark Office the Administrative Agent’s security interest in such After-Acquired Patents.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Grantor hereby agrees with the Administrative Agent as follows:

Section 1.              Grant of Security Interest in Patent Collateral.  For valuable consideration, the Grantors and each of them hereby jointly and severally pledge and grant to the Administrative Agent (for and on behalf of the Secured Parties) a security interest, to secure the prompt and indefeasible payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration or otherwise) of the Secured Obligations, and each of them, in and to the After-Acquired Patents described in Schedule 1 attached hereto.

Section 2.              Guaranty and Security Agreement.  The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Patent Security Agreement, and each Grantor hereby acknowledges and agrees that the rights and remedies of the Administrative Agent with respect to the security interest in the After-Acquired Patents are more fully set forth in the Patent Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Section 3.              Counterparts.  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

Section 4.              Governing Law.  This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

21

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Sincerely,

[ • ]
as a Grantor

By:
Name:
Title:

[ • ]
as a Grantor

By:
Name:
Title:

ACCEPTED AND AGREED
as of the date first above written:

Bank of America, N.A.
as the Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO SUPPLEMENTAL PATENT SECURITY AGREEMENT]

SCHEDULE 1
to
SUPPLEMENTAL PATENT SECURITY AGREEMENT

U.S. PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date	Owner

EXHIBIT B

TO
AMENDED AND RESTATED PATENT SECURITY AGREEMENT

INSTRUMENT OF JOINDER

THIS INSTRUMENT OF JOINDER (“Joinder”) is executed as of                                     ,                 , by                                                 , a                                                        (“Joining Party”), and delivered to Bank of America, N.A., as administrative agent (in such capacity and together with its successors and assigns, the “Administrative Agent”), pursuant to the Amended and Restated Patent Security Agreement dated as of November 25, 2013, made by each of the Grantors listed on the signature pages thereto and certain other Grantors party thereto from time to time in favor of the Administrative Agent for the benefit of the Secured Parties (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Patent Security Agreement”).  Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Patent Security Agreement.

RECITALS

(A)          The  Patent Security Agreement was made by the Grantors in favor of the Administrative Agent for the benefit of the Secured Parties in accordance with that certain Second Amended and Restated Credit Agreement dated as of April 19, 2013 (as amended by the Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of August 27, and as it may from time to time be further amended, restated, extended, renewed, modified or supplemented, the “Credit Agreement”), by and among Bally Technologies, Inc., a Nevada corporation (“Borrower”), the Lenders therein named and Bank of America, N.A., as the Administrative Agent.

(B)          Joining Party has become a Subsidiary of Borrower, and as such is required pursuant to Section 6.12 of the Credit Agreement to become a Grantor under the Patent Security Agreement.

(C)          Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the Loans under the Credit Agreement and the availability of financing accommodations to the Loan Parties under the Secured Cash Management Agreements and Secured Hedge Agreements.

NOW THEREFORE, Joining Party agrees as follows:

AGREEMENT

(1)           By this Joinder, Joining Party becomes a “Grantor” under and pursuant to Section 8 of the  Patent Security Agreement.  Joining Party agrees that, upon its execution hereof, it will become a Grantor under the  Patent Security Agreement with respect to the Secured Obligations, and will be bound by all terms, conditions, and duties applicable to a Grantor under the  Patent Security Agreement.  Without limiting the foregoing, the Joining Party hereby pledges and grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, and a continuing lien on, all of the Collateral of the Joining Party, wherever located and whether now owned or existing or at any time hereafter acquired by the Joining Party or in which the Joining Party now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by required prepayment, declaration, acceleration or otherwise) of the Secured Obligations. Each reference to a “Grantor” in the Patent Security Agreement shall be deemed to include the Joining Party.

(2)           The Joining Party represents and warrants that the representations and warranties made by it as a Grantor under the Patent Security Agreement (giving effect to this Joinder and to any supplements to the schedules thereto delivered in connection herewith) are true and correct in all material respects on and as of the date hereof (with all references to “the date hereof” contained in the Patent Security Agreement being references to the date of this Joinder with respect to the Joining Party).

(3)           The Joining Party hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all of Grantors’ Patents registered, or subject to pending applications, in the USPTO as of the date hereof.

(4)           Except as expressly supplemented hereby, the Patent Security Agreement shall remain in full force and effect.

(5)           This Joinder shall be governed by, and construed in accordance with, the law of the State of New York.

(6)           The effective date of this Joinder is                   ,             .

“Joining Party”

a

By:

Title:

ACKNOWLEDGED:

BANK OF AMERICA, N.A,
as Administrative Agent

By:
Title:

SCHEDULE 1

TO
INSTRUMENT OF JOINDER

U.S. PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date	Owner

Exhibit C

Form of Amended Trademark Security Agreement

Execution Version

AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT

This AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT (this “Agreement”) dated as of November 25, 2013, is made by Bally Technologies, Inc., a Nevada corporation (“Borrower”) and each of its subsidiaries listed on the signature pages hereto (each a “Subsidiary Grantor”, and together with Borrower and each other Person who may become a party hereto pursuant to Section 8 of this Agreement, the “Grantors”), in favor of Bank of America, N.A., as administrative agent (in such capacity and together with its successors and assigns, the “Administrative Agent”), for the benefit of the Secured Parties under the Credit Agreement referred to below, with reference to the following facts:

RECITALS

A.                                    Pursuant to that Certain Credit Agreement, dated as of September 26, 2008, among Borrower, the Lenders referred to therein, and the Administrative Agent (as from time to time amended, restated, extended, renewed, modified or supplemented), the Grantors executed and delivered that certain Trademark Assignment, dated as of September 26, 2008 (as from time to time amended, restated, extended, renewed, modified or supplemented, the “Existing Trademark Assignment”).

B.                                    Borrower has entered into that certain Second Amended and Restated Credit Agreement dated as of April 19, 2013 among Borrower, the Lenders referred to therein, and the Administrative Agent (as amended by the Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of August 27, 2013, and as it may from time to time be further amended, restated, extended, renewed, modified or supplemented, the “Credit Agreement”), and accordingly the parties hereto desire to amend and restate the Existing Trademark Assignment pursuant to this Agreement.  This Agreement is one of the Loan Documents referred to in the Credit Agreement.

C.                                    The Subsidiary Grantors have guaranteed the obligations of Borrower pursuant to the Credit Agreement.

D.                                    Pursuant to the Credit Agreement, the Lenders had made, and are making, certain credit facilities available to Borrower.  Additionally, as contemplated by the Credit Agreement, from time to time, certain Secured Parties may enter into Secured Cash Management Agreements and/or Secured Hedge Agreements with the Borrower and/or the Grantors.

E.                                     As a condition to the continued availability of such credit facilities, Secured Cash Management Agreements and Secured Hedge Agreements, the Grantors are required to enter into this Agreement to pledge certain Collateral (as hereinafter defined) to the Administrative Agent for the benefit of the Secured Parties as herein provided.

F.                                      The Grantors expect to realize direct and indirect benefits as the result of the availability of (i) the aforementioned credit facilities to the Borrower and (ii) the aforementioned Secured Cash Management Agreements and Secured Cash Hedge Agreements, as the result of financial or business support which will be provided to the Grantors by Borrower and each other Grantor.

AGREEMENT

NOW, THEREFORE, in order to induce the Lenders to extend and maintain the aforementioned credit facilities to Borrower and the Secured Parties to extend and maintain the financial accommodations under the Secured Cash Management Agreements and Secured Hedge Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantors hereby jointly and severally represent, warrant, covenant and agree as follows:

1.                                      Definitions.  Terms defined in the Credit Agreement and not otherwise defined in this Agreement shall have the meanings defined for those terms in the Credit Agreement.  As used in this Agreement, the following terms shall have the meanings set forth below:

“Agreement” means this Amended and Restated Trademark Security Agreement, and any extensions, modifications, renewals, restatements, supplements or amendments hereof, including, without limitation, any documents or agreements by which additional Grantors become party hereto.

“Collateral” means and includes all of the following: (a) all of the Grantors’ now-existing, or hereafter acquired, right, title, and interest in and to all of the Grantors’ trademarks, trade names, trade styles, trade dress, logos and service marks; all prints and labels on which said trademarks, trade names, trade styles, and service marks appear, have appeared, or will appear, and all designs and general intangibles of a like nature; all applications, registrations, and recordings relating to the foregoing in the United States Patent and Trademark Office (“USPTO”) or in any similar office or agency of the United States, any State thereof, or any political subdivision thereof, or in any other countries, and all reissues, extensions, and renewals thereof, including those trademark registrations and applications described in Schedule 1 hereto (the “Trademarks”); (b) the goodwill of the business symbolized by each of the Trademarks, including, without limitation, all customer lists and other records relating to the distribution of products or services bearing the Trademarks; (c) all licenses and sublicenses of Trademarks, to the extent that there exists no prohibition as a matter of law or pursuant to such agreements governing such license or sublicense on the transfer thereof for security as contemplated by this Agreement; (d) any and all proceeds of any of the foregoing, including license fees, royalties, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto; and (e) the right to sue or otherwise recover for past, present and future infringement or other violation of the Trademarks or any licenses with respect thereto. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2 hereof attach to any “intent-to-use” application for registration of a trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

2

“Grantors” means those Persons mentioned in the preamble to this Assignment and those entities that become parties hereto as provided in Section 6.12 of the Credit Agreement or Section 8 hereof, and each of them, and any one or more of them, jointly and severally.

“Secured Obligations” means (a) in the case of Borrower, any and all present and future Obligations of any type or nature of Borrower arising under or relating to the Credit Agreement, the Secured Cash Management Agreements, the Secured Hedge Agreements and the Loan Documents or any one or more of them and (b) in the case of the Subsidiary Grantors, all present and future Obligations of any type or nature of the Subsidiary Grantors, or any one or more of them, arising under or relating to the Guaranty or any other Loan Documents, or with respect to any Secured Cash Management Agreement or any Secured Hedge Agreement or any one or more of them; provided, that in the case of each Grantor (other than the Borrower), the Secured Obligations of such Grantor shall exclude any Excluded Swap Obligations of such Grantor.

2.                                      Grant of Security Interest.  For valuable consideration, the Grantors and each of them hereby jointly and severally pledge and grant to the Administrative Agent (for and on behalf of the Secured Parties) a security interest, to secure the prompt and indefeasible payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration or otherwise) of the Secured Obligations, and each of them, in and to all of the presently existing and hereafter acquired Collateral.  This Agreement is a continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Secured Obligations, including those arising under successive transactions which shall either continue the Secured Obligations, increase or decrease them and notwithstanding the bankruptcy of any Grantor or any other event or proceeding affecting any Grantor.

3.                                      Representations, Warranties and Covenants.  The Grantors, and each of them, represent, warrant and agree that:

(a)                                 All of the existing Collateral is valid and subsisting in full force and effect, and the Grantors have good and marketable title thereto, and the right and power to grant the security interests granted hereunder.  The Grantors will, at their expense, perform all acts and execute all documents necessary to maintain the existence of the Collateral as valid and subsisting, including, without limitation, the filing of any maintenance fees or affidavits.  The Collateral is not subject to any Liens or licenses of any nature whatsoever, whether recorded or unrecorded, except as permitted by the Credit Agreement.

(b)                                 As of the date hereof, none of the Grantors owns any Trademarks registered, or subject to pending applications, in the USPTO, other than those against which the Administrative Agent has already perfected a security interest pursuant to the Existing Trademark Assignment, or those described in Schedule 1.

(c)                                  Upon the delivery of any report supplementing Schedule 5.17 to the Credit Agreement made pursuant to Section 6.02(j) of the Credit Agreement, the applicable Grantor shall execute and deliver to the Administrative Agent a supplement to this Agreement substantially in the form of Exhibit A hereto granting the Administrative Agent a security interest in any Trademarks reflected on such report supplementing

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Schedule 5.17 to the Credit Agreement.  Each Grantor authorizes the Administrative Agent to modify this Agreement by amending Schedule 1 to include any new Trademark, and any Trademark renewal of any Grantor applied for and or otherwise obtained hereafter.

(d)                                 No Grantor has abandoned any of the Trademarks, and no Grantor will do any act, or omit to do any act, whereby the Trademarks may become abandoned, canceled, invalidated, or unenforceable, where such abandonment, cancellation, invalidation, or unenforceability, may constitute a Material Adverse Effect.  Each Grantor shall notify the Administrative Agent promptly if it knows, or has reason to know, of any reason why any application, registration, or recording may become abandoned, canceled, invalidated, or unenforceable, and if as a result thereof, a Material Adverse Effect may result.

(e)                                  The Grantors will render any assistance, as the Administrative Agent may reasonably determine is necessary, to the Administrative Agent in any proceeding before the USPTO, any federal or state court, or any similar office or agency in the United States, or any State therein, or any other country, to protect the Administrative Agent’s security interest in the Trademarks.

(f)                                   The Grantors assume all responsibility and liability arising from the use of the Trademarks, and each Grantor hereby indemnifies and holds the Administrative Agent and each of the Secured Parties harmless from and against any claim, suit, loss, damage, or expense (including reasonable attorneys’ fees) arising out of any alleged defect in any product manufactured, promoted, or sold by any Grantor (or any Affiliate or Subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labeling, sale, or advertisement of any such product by any Grantor or any Affiliate or Subsidiary thereof.

(g)                                  The Grantors shall promptly notify the Administrative Agent in writing of any adverse determination in any proceeding in the USPTO or any other foreign or domestic Governmental Agency, court or body, regarding any Grantor’s ownership of any of the Trademarks.  In the event of any material infringement of any of the Trademarks by a third party, the Grantors shall promptly notify the Administrative Agent of such infringement and sue for and diligently pursue damages for such infringement unless it is in the best interest of the Grantors not to pursue such proceeding.  In the event that the Grantors elect not to pursue any rights that might apply to the applicable Grantor in connection with the infringement, the Grantors will notify the Administrative Agent of such election.

(h)                                 Each Grantor shall, at its sole expense, do, make, execute and deliver all such additional and further acts, things, assurances, and instruments, in each case in form and substance satisfactory to the Administrative Agent, relating to the creation, validity, or perfection of the security interests provided for in this Agreement under 35 U.S.C. Section 261, 15 U.S.C. Section 1051 et seq., the Uniform Commercial Code or other Law of the United States, the State of New York, or of any countries or other States as the Administrative Agent may from time to time reasonably request, and shall take all such

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other action as the Administrative Agent may reasonably require to more completely vest in and assure to the Administrative Agent its security interest in any of the Collateral, and each Grantor hereby irrevocably authorizes the Administrative Agent or its designee, at such Grantor’s expense, to execute such documents, and file such financing statements with respect thereto with or without such Grantor’s signature, as the Administrative Agent may reasonably deem appropriate.  In the event that any recording or refiling (or the filing of any statement of continuation or assignment of any financing statement) or any other action, is required at any time to protect and preserve such security interest, the Grantors shall, at their sole cost and expense, cause the same to be done or taken at such time and in such manner as may be necessary and as may be reasonably requested by the Administrative Agent.  Each Grantor further authorizes the Administrative Agent to have this or any other similar security agreement recorded or filed with the USPTO or other appropriate federal, state or government office.

(i)                                     Following the Administrative Agent’s request thereof and the applicable Grantor’s failure to perform, the Administrative Agent is hereby irrevocably appointed by each Grantor as its lawful attorney and agent, with full power of substitution to execute and deliver on behalf of and in the name of any or all Grantors, such financing statements and other documents and agreements, and to take such other action as the Administrative Agent may deem necessary for the purpose of perfecting, protecting or effecting the security interests granted herein and effected hereby, and any mortgages or Liens necessary or desirable to implement or effectuate the same, under any applicable Law, and the Administrative Agent is hereby authorized to file on behalf of and in the name of any or all Grantors, at the Grantors’ sole expense, such financing statements, documents and agreements in any appropriate governmental office.

(j)                                    The Administrative Agent may, in its sole discretion, pay any amount, or do any act which the Grantors fail to pay or do as required hereunder to preserve, defend, protect, maintain, record, amend, or enforce the Secured Obligations, the Collateral, or the security interest granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, and reasonable attorneys’ fees.  The Grantors will be liable to the Administrative Agent for any such payment, which payment shall be deemed an advance by the Lenders to the Grantors, shall be payable on demand, together with interest at the per annum rate then applicable to Base Rate Advances under the Credit Agreement, or the Default Rate, if applicable, and shall be part of the Secured Obligations.

4.                                      Events of Default.  Any “Event of Default” as defined in the Credit Agreement shall constitute an Event of Default hereunder.

5.                                      Rights and Remedies.  Upon the occurrence and during the continuance of any such Event of Default, in addition to all other rights and remedies of the Administrative Agent, whether provided under Law, the Credit Agreement or otherwise, the Administrative Agent may enforce its security interest hereunder which may be exercised without notice to, or consent by, any Grantor, except as such notice or consent is expressly provided for hereunder.  Upon such enforcement:

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(a)                                 the Administrative Agent may use any of the Trademarks for the sale of goods, completion of work in process, or rendering of services in connection with enforcing any security interest granted to the Administrative Agent by Grantors.

(b)                                 the Administrative Agent may grant such license or licenses relating to the Collateral for such term or terms, on such conditions and in such manner, as the Administrative Agent shall, in its sole discretion, deem appropriate.  Such license or licenses may be general, special, or otherwise, and may be granted on an exclusive or nonexclusive basis throughout all or part of the United States of America, its territories and possessions, and all foreign countries.

(c)                                  the Administrative Agent may assign, sell, or otherwise dispose of the Collateral, or any part thereof, either with or without special conditions or stipulations, except that the Administrative Agent agrees to provide the Grantors with five (5) days’ prior written notice of any proposed disposition of the Collateral.  The requirement of sending notice conclusively shall be met if such notice is mailed, first class mail, postage prepaid, to Borrower, on behalf of all Grantors.  Each Grantor hereby irrevocably appoints Borrower as its agent for the purpose of receiving notice of sale hereunder, and agrees that such Grantor conclusively shall be deemed to have received notice of sale when notice of sale has been given to Borrower.  Each Grantor expressly waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided in this Section 5(c).  The Administrative Agent shall have the power to buy the Collateral, or any part thereof, and the Administrative Agent shall also have the power to execute assurances and perform all other acts which the Administrative Agent may, in the Administrative Agent’s sole discretion, deem appropriate or proper to complete such assignment, sale, or disposition.  In any such event, the Grantors shall be liable for any deficiency.

(d)                                 In addition to the foregoing, in order to implement the assignment, sale or other disposition of any of the Collateral pursuant to Section 5(c) hereof, the Administrative Agent may, at any time, execute and deliver, on behalf of the Grantors, and each of them, pursuant to the authority granted in powers of attorney, one or more instruments of assignment of the Trademarks (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration.  The Grantors agree to pay the Administrative Agent, on demand, all costs incurred in any such transfer of the Collateral, including, but not limited to any taxes, fees, and reasonable attorneys’ fees.

(e)                                  The Administrative Agent may first apply the proceeds actually received from any such use, license, assignment, sale, or other disposition of Collateral first to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys’ fees and all legal, travel, and other expenses which may be incurred by the Administrative Agent.  Thereafter, the Administrative Agent may apply any remaining proceeds to such of the Secured Obligations as provided in the Credit Agreement.  The Grantors shall remain liable to the Administrative Agent for any expenses or Secured Obligations remaining unpaid after the application of such proceeds, and the Grantors

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will pay the Administrative Agent, on demand, any such unpaid amount, together with interest at the rate(s) set forth in the Credit Agreement.

(f)                                   Upon request of the Administrative Agent, the Grantors shall supply to the Administrative Agent, or the Administrative Agent’s designee, the Grantors’ knowledge and expertise relating to the manufacture and sale of the products and services bearing the Trademarks and the Grantors’ customer lists and other records relating to the Trademarks and the distribution thereof.

Nothing contained herein shall be construed as requiring the Administrative Agent to take any such action at any time.  All of the Administrative Agent’s rights and remedies, whether provided under Law, the Credit Agreement, this Agreement, or otherwise, shall be cumulative, and none is exclusive of any right or remedy otherwise provided herein or in any of the other Loan Documents, at law or in equity.  Such rights and remedies may be enforced alternatively, successively, or concurrently.

6.                                      Waivers.

(a)                                 Each Grantor hereby waives any and all rights that it may have to a judicial hearing, if any, in advance of the enforcement of any of the Administrative Agent’s rights hereunder, including, without limitation, its rights following any Event of Default and during the continuance thereof to take immediate possession of the Collateral and exercise its rights with respect thereto.

(b)                                 The Administrative Agent shall not be required to marshal any present or future security for (including, but not limited to, this Agreement and the Collateral subject to a security interest hereunder), or guaranties of, the Secured Obligations or any of them, or to resort to such security or guaranties in any particular order.  Each Grantor hereby agrees that it will not invoke any Law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Administrative Agent’s rights under this Agreement or any other instrument evidencing any of the Secured Obligations or by which any of such Secured Obligations is secured or guaranteed, and each Grantor hereby irrevocably waives the benefits of all such Laws.

(c)                                  Except for notices specifically provided for herein, each Grantor hereby expressly waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description.  With respect both to the Secured Obligations and any collateral therefor, each Grantor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, of any Person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Administrative Agent may deem advisable.  The Administrative Agent shall have no duty as to the protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto except as otherwise required by Law.  The Administrative Agent may exercise its rights with respect to the Collateral without

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resorting or regard to other collateral or sources of reimbursement for liability.  The Administrative Agent shall not be deemed to have waived any of its rights upon or under the Credit Agreement or the Collateral unless such waiver be in writing and signed by the Administrative Agent.  No delay or omission on the part of the Administrative Agent in exercising any right shall operate as a waiver of any right on any future occasion.  All rights and remedies of the Administrative Agent under the Credit Agreement or on the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly or concurrently.

7.                                      Costs and Expenses.

(a)                                 Without limiting any reimbursement obligations under the Credit Agreement and the other Loan Documents, and without duplication thereof, the Grantors will pay any and all charges, costs and taxes incurred in implementing or subsequently amending this Agreement, including, without limitation, recording and filing fees, appraisal fees, stamp taxes, and reasonable fees and disbursements of each Secured Party’s counsel incurred by each Secured Party, and fees and time charges for attorneys who may be employees of each Secured Party, in connection with this Agreement, and in the enforcement of this Agreement and in the enforcement or foreclosure of any Liens, security interests or other rights of any Secured Party under this Agreement, or under any other documentation heretofore, now, or hereafter given to any Secured Party in furtherance of the transactions contemplated hereby.

(b)                                 The Grantors agree to reimburse each Secured Party for and indemnify it against, any and all losses, expenses and liabilities (including liabilities for penalties) of whatever kind or nature sustained and reasonably incurred in connection with any claim, demand, suit or legal or arbitration proceeding relating to this Agreement, or the exercise of any rights or powers hereunder, including reasonable attorneys’ fees and disbursements, and fees and time charges for attorneys who may be employees of such Secured Party, except losses, expenses and liabilities arising out of such Secured Party’s own gross negligence or willful misconduct.

8.                                      Joinder.  Any other Person may become a Grantor hereunder and become bound by the terms and conditions of this Agreement by executing and delivering to the Administrative Agent an Instrument of Joinder substantially in the form attached hereto as Exhibit B, accompanied by such documentation as the Administrative Agent may require to establish the due organization, valid existence and good standing of such Person, its qualification to engage in business in each material jurisdiction in which it is required to be so qualified, its authority to execute, deliver and perform this Agreement, and the identity, authority and capacity of each Responsible Officer thereof authorized to act on its behalf.

9.                                      Release of Grantors.  This Agreement and all of the Secured Obligations of the Grantors hereunder shall be released upon termination of the Aggregate Commitments and payment in full of all of the Secured Obligations (other than (A) contingent indemnification obligations as to which no claim has been made and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank of Hedge Bank shall have been made) and

8

the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made).

Additionally, Collateral that is released or is required to be released from the security interest created by this Agreement in order to permit the Grantors to consummate any disposition of stock or assets, merger, consolidation, amalgamation, acquisition, transfer or dividend payment or distribution that the Grantors are permitted to consummate pursuant to the Loan Documents, if any, shall be so released by the Administrative Agent at such times and to the extent necessary or appropriate to permit the Grantors to consummate such permitted transactions promptly following the Administrative Agent’s receipt of written request therefor by the Grantors specifying the purpose for which release is requested and such further certificates or other documents as the Administrative Agent shall request in its reasonable discretion to confirm that the Grantors are permitted to consummate such permitted transaction and to confirm its replacement Lien on appropriate collateral (unless replacement collateral is not required pursuant to the Loan Documents).  Any request for any permitted release shall be transmitted to the Administrative Agent.

Upon such release of the Grantors’ Secured Obligations hereunder, or release of Collateral permitted hereunder, the Administrative Agent shall return any Collateral to the Grantors, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the applicable Collateral to the Grantors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of the Administrative Agent’s and the other Secured Party’s interests in such Collateral arising under this Agreement, all as reasonably requested by, and at the sole expense of, the Grantors.

10.                               Continuing Effect.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Grantors for liquidation or reorganization, should the Grantors become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Grantors’ assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by the Administrative Agent or any other Secured Party, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11.                               Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent, and any attempted assignment without such consent shall be null and void.  By accepting the benefits of the Loan Documents, each Hedge Bank and Cash Management Bank agrees to be bound by all of the applicable provisions thereof.

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12.                               Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor and the Administrative Agent, subject to any consents required under the Credit Agreement; provided that any provision of this Agreement imposing obligations on any Grantor may be waived by the Administrative Agent in a written instrument executed by the Administrative Agent; provided, further, no such waiver amendment, supplement or modification shall require the consent of any Hedge Bank or Cash Management Bank except as may be expressly provided in the Credit Agreement.

13.                               Additional Powers and Authorization.  The Administrative Agent shall be entitled to the benefits accruing to it as the Administrative Agent under the Credit Agreement and the other Loan Documents.  Notwithstanding anything contained herein to the contrary, the Administrative Agent may employ agents, trustees, or attorneys-in-fact and may vest any of them with any Property (including, without limitation, any Collateral assigned hereunder), title, right or power deemed necessary for the purposes of such appointment.

14.                               WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

15.                               SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS.

(a)                                 EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY

10

BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE GRANTORS OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)                                 EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)                                  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

16.                               Miscellaneous.

(a)                                 The Grantors and the Administrative Agent may from time to time agree in writing to the release of certain of the Collateral from the security interest created hereby.

(b)                                 Any notice, request, demand or other communication required or permitted under this Agreement shall be in writing and shall be deemed to be properly given if done in accordance with Section 10.02 of the Credit Agreement.

(c)                                  Except as otherwise set forth in the Credit Agreement, the provisions of this Agreement may not be modified, amended, restated or supplemented, whether or not the modification, amendment, restatement or supplement is supported by new consideration, except by a written instrument duly executed and delivered by the Administrative Agent  and the Grantors.

(d)                                 Except as otherwise set forth in the Credit Agreement or this Agreement, any waiver of the terms and conditions of this Agreement, or any Event of Default and its consequences hereunder or thereunder, and any consent or approval required or permitted by this Agreement to be given, may be made or given with, but only with, the written consent of the Administrative Agent on such terms and conditions as specified in the written instrument granting such waiver, consent or approval.

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(e)                                  Any failure or delay by the Administrative Agent to require strict performance by the Grantors of any of the provisions, warranties, terms, and conditions contained herein, or in any other agreement, document, or instrument, shall not affect the Administrative Agent’s right to demand strict compliance and performance therewith, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type.  None of the warranties, conditions, provisions, and terms contained herein, or in any other agreement, document, or instrument, shall be deemed to have been waived by any act or knowledge of the Administrative Agent, its agents, officers, or employees, but only by an instrument in writing, signed by an officer of the Administrative Agent and directed to the Grantors, specifying such waiver.

(f)                                   If any term or provision of this Agreement conflicts with any term or provision of the Credit Agreement, the term or provision of the Credit Agreement shall control.

(g)                                  If any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this Agreement.

(h)                                 This Agreement supersedes all prior oral and written assignments and agreements between the parties hereto on the subject matter hereof.

(i)                                     This Agreement shall be binding upon, and for the benefit of, the parties hereto and their respective legal representatives, successors, and assigns.

(j)                                    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

17.                               Amendment and Restatement of Existing Trademark Assignment.  This Assignment constitutes an amendment and restatement of the Existing Trademark Assignment in its entirely and the Existing Trademark Assignment shall thereafter be and shall be deemed replaced and superseded in all respects by this Agreement.  The execution of this Agreement shall not operate as a novation, waiver of any right, power or remedy of the Administrative Agent or Secured Parties, nor constitute a waiver of any provision of the Existing Trademark Assignment.  Each Grantor (i) acknowledges and agrees that this Agreement does not constitute a novation or termination of the “Secured Obligations” under the Existing Trademark Assignment or the other Loan Documents as in effect prior to the effective date of the amendment and restatement of the Existing Trademark Assignment (the “Restatement Effective Date”) and which remain outstanding as of the Restatement Effective Date, (ii) acknowledges and agrees that the “Secured Obligations” under the Existing Trademark Assignment and the other Loan Documents are in all respects continuing (as amended and restated hereby and which are in all respects hereinafter subject to the terms herein), (iii) ratifies and reaffirms all of its payments and performance obligations, contingent or otherwise, under each Loan Document, (iv) and ratifies and reaffirms each of the liens and security interests granted by it to Bank of America, N.A., as administrative agent for the benefit of the secured parties named in (or referred to in) the Existing Trademark Assignment, in or pursuant to the Existing Patent

12

Assignment, and confirms and agrees that such liens and security interests are in all respects continuing and in full force and effect and shall continue to secure all of the Secured Obligations, including without limitation, all Obligations under the Credit Agreement and (v) agrees that this Assignment shall in no manner impair or otherwise adversely affect any of such liens and security interests.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, each Grantor has executed this Agreement by its duly authorized officer as of the date first written above.

“Grantors”

BALLY TECHNOLOGIES, INC.,
a Nevada corporation

By:
Name:
Title:

ARCADE PLANET, INC.,
a California corporation

BALLY GAMING INTERNATIONAL, INC.,
a Delaware corporation

ALLIANCE HOLDING COMPANY,
a Nevada corporation

BALLY GAMING, INC.,
a Nevada corporation

SIERRA DESIGN GROUP,
a Nevada corporation

CASINO ELECTRONICS, INC.,
a Nevada corporation

COMPUDIGM SERVICES, INC.,
a Nevada corporation

By:
Name:
Title:

Amended and Restated Trademark Security Agreement

BALLY GAMING SERVICES, LLC,

a Nevada limited liability gaming company

By: B.G.I. GAMING & SYSTEMS, S. DE R.L. DE C.V., the Sole Member of BALLY GAMING SERVICES, LLC

By: BALLY GAMING, INC., the Managing Member of B.G.I. GAMING & SYSTEMS, S. DE R.L. DE C.V.

By:
Name:
Title:

Amended and Restated Trademark Security Agreement

SHFL ENTERTAINMENT, INC.,
a Minnesota corporation

By:
Name:
Title:

Amended and Restated Trademark Security Agreement

SHFL INTERNATIONAL LLC,
a Nevada limited liability company

By: SHUFFLE MASTER INTERNATIONAL, INC., the Sole Member of SHFL INTERNATIONAL LLC

By:
Name:
Title:

Amended and Restated Trademark Security Agreement

SHFL PROPERTIES LLC,
a Nevada limited liability company

By: SHFL ENTERTAINMENT, INC., the Sole Member of SHFL PROPERTIES LLC

By:
Name:
Title:

Amended and Restated Trademark Security Agreement

ACCEPTED AND AGREED

AS OF THE DATE FIRST

ABOVE WRITTEN:

“Administrative Agent”

BANK OF AMERICA, N.A.,

as Administrative Agent for the Secured Parties

By:
Name:
Title:

Amended and Restated Trademark Security Agreement

SCHEDULE 1

TO
AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT

U.S. REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS

Trademark	App. No.	App. Date	Reg. No.	Registration Date	Status	Post Reg. Owner	Registrant

Amended and Restated Trademark Security Agreement

EXHIBIT A

TO

AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT

SUPPLEMENTAL TRADEMARK SECURITY AGREEMENT

THIS SUPPLEMENTAL TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of [ • ], is made by each of the signatories hereto indicated as a Grantor (each a “Grantor” and collectively, the “Grantors”) in favor of Bank of America, N.A., as administrative agent (in such capacity and together with its successors and assigns, the “Administrative Agent”), for the benefit of the Secured Parties under the Credit Agreement (as defined below). Capitalized terms not defined herein have the meanings assigned to them in the Trademark Security Agreement (as defined below), and if not defined therein, then in the Credit Agreement (as defined below):

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement, dated as of April 19, 2013, among Borrower, the Lenders referred to therein, and the Administrative Agent (as amended by the Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of August 27, 2013, and as it may from time to time be further amended, restated, extended, renewed, modified or supplemented, the “Credit Agreement”), Bally Technologies, Inc., a Nevada corporation (“Borrower”) and certain of its subsidiaries, including the  Grantors, executed and delivered that certain Amended and Restated Trademark Security Agreement (the “Trademark Security Agreement”), dated as of November 25, 2013.

WHEREAS, pursuant to the Trademark Security Agreement, the Grantors, among other things, granted a security interest in (a) all of the Grantors’ now-existing, or hereafter acquired, right, title, and interest in and to all of the Grantors’ trademarks, trade names, trade styles, trade dress, logos and service marks; all prints and labels on which said trademarks, trade names, trade styles, and service marks appear, have appeared, or will appear, and all designs and general intangibles of a like nature; all applications, registrations, and recordings relating to the foregoing in the United States Patent and Trademark Office (“USPTO”) or in any similar office or agency of the United States, any State thereof, or any political subdivision thereof, or in any other countries, and all reissues, extensions, and renewals thereof, including those trademark registrations and applications described in Schedule 1 hereto (the “Trademarks”); (b) the goodwill of the business symbolized by each of the Trademarks, including, without limitation, all customer lists and other records relating to the distribution of products or services bearing the Trademarks; (c) all licenses and sublicenses of Trademarks, to the extent that there exists no prohibition as a matter of law or pursuant to such agreements governing such license or sublicense on the transfer thereof for security as contemplated by this Agreement; (d) any and all proceeds of any of the foregoing, including license fees, royalties, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto; and (e) the right to sue or otherwise recover for past, present and future infringement or other violation of the Trademarks or any licenses with respect thereto (in any case, not including any “intent-to-use” application for registration of a trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law) (collectively, the “Collateral”) which includes, without limitation, Collateral of the Grantors acquired after the date of the Trademark Security Agreement (the “After-Acquired Trademarks”); and

WHEREAS, pursuant to the Trademark Security Agreement, the Grantors agreed to execute and deliver this Agreement with respect to certain After-Acquired Trademarks in order to record with the United States Patent and Trademark Office the Administrative Agent’s security interest in such After-Acquired Trademarks.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Grantor hereby agrees with the Administrative Agent as follows:

Section 1.                                           Grant of Security Interest in Trademark Collateral.  For valuable consideration, the Grantors and each of them hereby jointly and severally pledge and grant to the Administrative Agent (for and on behalf of the Secured Parties) a security interest, to secure the prompt and indefeasible payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration or otherwise) of the Secured Obligations, and each of them, in and to the After-Acquired Trademarks described in Schedule 1 attached hereto.

Section 2.                                           Guaranty and Security Agreement.  The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Trademark Security Agreement, and each Grantor hereby acknowledges and agrees that the rights and remedies of the Administrative Agent with respect to the security interest in the After-Acquired Trademarks are more fully set forth in the Trademark Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Section 3.                                           Counterparts.  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

Section 4.                                           Governing Law.  This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Sincerely,

[ • ]
as a Grantor

By:
Name:
Title:

[ • ]
as a Grantor

By:
Name:
Title:

ACCEPTED AND AGREED
as of the date first above written:

Bank of America, N.A.
as the Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO SUPPLEMENTAL TRADEMARK SECURITY AGREEMENT]

SCHEDULE 1
TO
SUPPLEMENTAL TRADEMARK SECURITY AGREEMENT

U.S. REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS

Trademark	App. No.	App. Date	Reg. No.	Registration Date	Status	Post Reg. Owner	Registrant

EXHIBIT B

TO

AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT

INSTRUMENT OF JOINDER

THIS INSTRUMENT OF JOINDER (“Joinder”) is executed as of                                   ,                by                             , a                                                            (“Joining Party”), and delivered to Bank of America, N.A., as administrative agent (in such capacity and together with its successors and assigns, the “Administrative Agent”), pursuant to the Amended and Restated Trademark Security Agreement dated as of November 25, 2013, made by each of the Grantors listed on the signature pages thereto and certain other Grantors party thereto from time to time in favor of the Administrative Agent for the benefit of the Secured Parties (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Trademark Security Agreement”).  Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Trademark Security Agreement.

RECITALS

(A)                               The Trademark Security Agreement was made by the Grantors in favor of the Administrative Agent for the benefit of the Secured Parties in accordance with that certain Second Amended and Restated Credit Agreement dated as of April 19, 2013 (as amended by the Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of August 27, and as it may from time to time be further amended, restated, extended, renewed, modified or supplemented, the “Credit Agreement”), by and among Bally Technologies, Inc., a Nevada corporation (“Borrower”), the Lenders therein named and Bank of America, N.A., as the Administrative Agent.

(B)                               Joining Party has become a Subsidiary of Borrower, and as such is required pursuant to Section 6.12 of the Credit Agreement to become a Grantor under the Trademark Security Agreement.

(C)                               Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the Loans under the Credit Agreement and the availability of financing accommodations to the Loan Parties under the Secured Cash Management Agreements and Secured Hedge Agreements.

NOW THEREFORE, Joining Party agrees as follows:

AGREEMENT

(1)                                 By this Joinder, Joining Party becomes a “Grantor” under and pursuant to Section 8 of the Trademark Security Agreement.  Joining Party agrees that, upon its execution hereof, it will become a Grantor under the Trademark Security Agreement with respect to the Secured Obligations, and will be bound by all terms, conditions, and duties applicable to a Grantor under the Assignment.  Without limiting the foregoing, the Joining Party hereby pledges and grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, and a continuing lien on, all of the Collateral of the Joining Party, wherever located and whether now owned or existing or at any time hereafter acquired by the Joining Party or in which the Joining Party now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by required prepayment, declaration, acceleration or otherwise) of the Secured Obligations.  Each reference to a “Grantor” in the Trademark Security Agreement shall be deemed to include the Joining Party.

(2)                                 The Joining Party represents and warrants that the representations and warranties made by it as a Grantor under the Trademark Security Agreement (giving effect to this Joinder and to any supplements to the schedules thereto delivered in connection herewith) are true and correct in all material respects on and as of the date hereof (with all references to “the date hereof” contained in the Trademark Security Agreement being references to the date of this Joinder with respect to the Joining Party).

(3)                                 The Joining Party hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all of Grantors’ Trademarks registered, or subject to pending applications, in the USPTO as of the date hereof.

(4)                                 Except as expressly supplemented hereby, the Trademark Security Agreement shall remain in full force and effect.

(5)                                 This Joinder shall be governed by, and construed in accordance with, the law of the State of New York.

(6)                                 The effective date of this Joinder is                   ,             .

“Joining Party”

a

By:

Title:

ACKNOWLEDGED:

BANK OF AMERICA, N.A,
as Administrative Agent

By:
Title:

SCHEDULE 1

TO
INSTRUMENT OF JOINDER

U.S. REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS

Trademark	App. No.	App. Date	Reg. No.	Registration Date	Status	Post Reg. Owner	Registrant

Exhibit D

Form of Amended Copyright Security Agreement

Execution Version

AMENDED AND RESTATED COPYRIGHT SECURITY AGREEMENT

This AMENDED AND RESTATED COPYRIGHT SECURITY AGREEMENT (this “Agreement”) dated as of November 25, 2013, is made by Bally Technologies, Inc., a Nevada corporation (“Borrower”) and each of its subsidiaries listed on the signature pages hereto (each a “Subsidiary Grantor”, and together with Borrower and each other Person who may become a party hereto pursuant to Section 8 of this Agreement, the “Grantors”), in favor of Bank of America, N.A., as administrative agent (in such capacity and together with its successors and assigns, the “Administrative Agent”), for the benefit of the Secured Parties under the Credit Agreement referred to below, with reference to the following facts:

RECITALS

A.                                    Pursuant to that certain Credit Agreement, dated as of September 26, 2008, among Borrower, the Lenders referred to therein, and the Administrative Agent (as from time to time amended, restated, extended, renewed, modified or supplemented), the Grantors executed and delivered that certain Copyright Assignment, dated as of September 26, 2008 (as from time to time amended, restated, extended, renewed, modified or supplemented, the “Existing Copyright Assignment”).

B.                                    Borrower has entered into that certain Second Amended and Restated Credit Agreement, dated as of April 19, 2013, among Borrower, the Lenders referred to therein, and the Administrative Agent (as amended by the Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of August 27, 2013, and as it may from time to time be further amended, restated, extended, renewed, modified or supplemented, the “Credit Agreement”), and accordingly the parties hereto desire to amend and restate the Existing Copyright Assignment pursuant to this Agreement.  This Agreement is one of the Loan Documents referred to in the Credit Agreement.

C.                                    The Subsidiary Grantors have guaranteed the obligations of Borrower pursuant to the Credit Agreement.

D.                                    Pursuant to the Credit Agreement, the Lenders had made, and are making, certain credit facilities available to Borrower.  Additionally, as contemplated by the Credit Agreement, from time to time, certain Secured Parties may enter into Secured Cash Management Agreements and/or Secured Hedge Agreements with the Borrower and/or the Grantors.

E.                                     As a condition to the continued availability of such credit facilities, Secured Cash Management Agreements and Secured Hedge Agreements, the Grantors are required to enter into this Agreement to pledge certain Collateral (as hereinafter defined) to the Administrative Agent for the benefit of the Secured Parties as herein provided.

F.                                      The Grantors expect to realize direct and indirect benefits as the result of the availability of (i) the aforementioned credit facilities to the Borrower and (ii) the aforementioned Secured Cash Management Agreements and Secured Cash Hedge Agreements, as the result of financial or business support which will be provided to the Grantors by Borrower and each other Grantor.

AGREEMENT

NOW, THEREFORE, in order to induce the Lenders to extend and maintain the aforementioned credit facilities to Borrower and the Secured Parties to extend and maintain the financial accommodations under the Secured Cash Management Agreements and Secured Hedge Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantors hereby jointly and severally represent, warrant, covenant and agree as follows:

1.                                      Definitions.  Terms defined in the Credit Agreement and not otherwise defined in this Agreement shall have the meanings defined for those terms in the Credit Agreement.  As used in this Agreement, the following terms shall have the meanings set forth below:

“Agreement” means this Amended and Restated Copyright Security Agreement, and any extensions, modifications, renewals, restatements, supplements or amendments hereof, including, without limitation, any documents or agreements by which additional Grantors become party hereto.

“Collateral” means and includes all of the following: (a) all of the Grantors’ now-existing, or hereafter acquired, right, title, and interest in and to all of the Grantors’ copyrights and copyrightable works (whether or not the underlying works of authorship have been published), together with all applications, registrations, and recordings relating to the foregoing in the United States Copyright Office (“USCO”) or in any similar office or agency of the United States, any State thereof, or any political subdivision thereof, or in any other countries, and extensions and renewals thereof, including those copyright applications, registrations and recordings described in Schedule 1 hereto (the “Copyrights”); (b) all licenses and sublicenses of Copyrights, to the extent that there exists no prohibition as a matter of law or pursuant to such agreements governing such license or sublicense on the transfer thereof for security as contemplated by this Agreement; (c) any and all proceeds of any of the foregoing, including license fees, royalties, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto; and (d) the right to sue or otherwise recover for past, present and future infringement or other violation of the Copyrights or any licenses with respect thereto.

“Grantors” means those Persons mentioned in the preamble to this Agreement and those entities that become parties hereto as provided in Section 6.12 of the Credit Agreement or Section 8 hereof, and each of them, and any one or more of them, jointly and severally.

“Secured Obligations” means (a) in the case of Borrower, any and all present and future Obligations of any type or nature of Borrower arising under or relating to the Credit Agreement, the Secured Cash Management Agreements, the Secured Hedge Agreements and the Loan Documents or any one or more of them and (b) in the case of the Subsidiary Grantors, all present and future Obligations of any type or nature of the Subsidiary Grantors, or any one or more of them, arising under or relating to the Guaranty or any other Loan Documents, or with respect to any Secured Cash Management Agreement or any Secured Hedge Agreement or any one or more of them; provided, that in the case of each Grantor (other than Borrower), the Secured Obligations of such Grantor shall exclude any Excluded Swap Obligations of such Grantor.

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2.                                      Grant of Security Interest.  For valuable consideration, the Grantors and each of them hereby jointly and severally pledge and grant to the Administrative Agent (for and on behalf of the Secured Parties) a security interest, to secure the prompt and indefeasible payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration or otherwise) of the Secured Obligations, and each of them, in and to all of the presently existing and hereafter acquired Collateral.  This Agreement is a continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Secured Obligations, including those arising under successive transactions which shall either continue the Secured Obligations, increase or decrease them and notwithstanding the bankruptcy of any Grantor or any other event or proceeding affecting any Grantor.

3.                                      Representations, Warranties and Covenants.  The Grantors, and each of them, represent, warrant and agree that:

(a)                                 All of the existing Collateral is valid and subsisting in full force and effect, and the Grantors own the sole, full, and clear title thereto, and the right and power to grant the security interests granted hereunder. The Grantors will, at their expense, perform all acts and execute all documents necessary to maintain the existence of the Collateral as valid and subsisting, including, without limitation, the filing of any maintenance fees or affidavits, except as would not reasonably be expected to result in a Material Adverse Effect.  The Collateral is not subject to any Liens or licenses of any nature whatsoever, whether recorded or unrecorded, except as permitted by the Credit Agreement.

(b)                                 As of the date hereof, none of the Grantors owns any Copyrights registered, or subject to pending applications, in the USCO other than those against which the Administrative Agent already has perfected a security interest pursuant to the Existing Copyright Assignment, or those described in Schedule 1.

(c)                                  Upon the delivery of any report supplementing Schedule 5.17 to the Credit Agreement made pursuant to Section 6.02(j) of the Credit Agreement, the applicable Grantor shall execute and deliver to the Administrative Agent a supplement to this Agreement substantially in the form of Exhibit A hereto granting the Administrative Agent a security interest in any Copyrights reflected on such report supplementing Schedule 5.17 to the Credit Agreement.  Each Grantor authorizes the Administrative Agent to modify this Agreement by amending Schedule 1 to include any new Copyright, and any Copyright renewal of any Grantor applied for and or otherwise obtained hereafter.

(d)                                 No Grantor will do any act, or omit to do any act, whereby the Copyrights may become abandoned, canceled, invalidated, or unenforceable, where such abandonment, cancellation, invalidation, or unenforceability would reasonably be expected to result in a Material Adverse Effect.  Each Grantor shall notify the Administrative Agent promptly if it knows, or has reason to know, of any reason why any application, registration, or recording may become abandoned, canceled, invalidated, or unenforceable, and if as a result thereof, a Material Adverse Effect would reasonably be expected to occur.

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(e)                                  The Grantors will render any assistance, as the Administrative Agent may reasonably determine is necessary, to the Administrative Agent in any proceeding before the USCO, any federal or state court, or any similar office or agency in the United States, or any State therein, or any other country, to protect the Administrative Agent’s security interest in the Copyrights.

(f)                                   The Grantors assume all responsibility and liability arising from the use of the Copyrights, and each Grantor hereby indemnifies and holds the Administrative Agent and each of the Secured Parties harmless from and against any claim, suit, loss, damage, or expense (including reasonable attorneys’ fees) arising out of any alleged defect in any product manufactured, promoted, or sold by any Grantor (or any Affiliate or Subsidiary thereof) in connection with any Copyrights.

(g)                                  The Grantors shall promptly notify the Administrative Agent in writing of any adverse determination in any proceeding in the USCO or any other foreign or domestic Governmental Agency, court or body, regarding any Grantor’s ownership of any of the Copyrights, which would reasonably be expected to result in a Material Adverse Effect.  In the event of any material infringement of any of the Copyrights by a third party which would reasonably be expected to result in a Material Adverse Effect, the Grantors shall promptly notify the Administrative Agent of such infringement and sue for and diligently pursue damages for such infringement unless it is in the best interest of the Grantors not to pursue such proceeding.  In the event that the Grantors elect not to pursue any rights that might apply to the applicable Grantor in connection with such infringement, the Grantors will notify the Administrative Agent of such election.

(h)                                 Each Grantor shall, at its sole expense, do, make, execute and deliver all such additional and further acts, things, assurances, and instruments, in each case in form and substance satisfactory to the Administrative Agent, relating to the creation, validity, or perfection of the security interests provided for in this Agreement under 35 U.S.C. Section 261, 15 U.S.C. Section 1051 et seq., the Uniform Commercial Code or other Law of the United States, the State of New York, or of any countries or other States as the Administrative Agent may from time to time reasonably request, and shall take all such other action as the Administrative Agent may reasonably require to more completely vest in and assure to the Administrative Agent its security interest in any of the Collateral, and each Grantor hereby irrevocably authorizes the Administrative Agent or its designee, at such Grantor’s expense, to execute such documents, and file such financing statements with respect thereto with or without such Grantor’s signature, as the Administrative Agent may reasonably deem appropriate.  In the event that any recording or refiling (or the filing of any statement of continuation or assignment of any financing statement) or any other action, is required at any time to protect and preserve such security interest, the Grantors shall, at their sole cost and expense, cause the same to be done or taken at such time and in such manner as may be necessary and as may be reasonably requested by the Administrative Agent.  Each Grantor further authorizes the Administrative Agent to have this or any other similar security agreement recorded or filed with the USCO or other appropriate federal, state or government office.

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(i)                                     Following the Administrative Agent’s request thereof and the applicable Grantor’s failure to perform, the Administrative Agent is hereby irrevocably appointed by each Grantor as its lawful attorney and agent, with full power of substitution to execute and deliver on behalf of and in the name of any or all Grantors, such financing statements and other documents and agreements, and to take such other action as the Administrative Agent may deem necessary for the purpose of perfecting, protecting or effecting the security interests granted herein and effected hereby, and any mortgages or Liens necessary or desirable to implement or effectuate the same, under any applicable Law, and the Administrative Agent is hereby authorized to file on behalf of and in the name of any or all Grantors, at the Grantors’ sole expense, such financing statements, documents and agreements in any appropriate governmental office.

(j)                                    The Administrative Agent may, in its sole discretion, pay any amount, or do any act which the Grantors fail to pay or do as required hereunder to preserve, defend, protect, maintain, record, amend, or enforce the Secured Obligations, or the security interest granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, and reasonable attorneys’ fees.  The Grantors will be liable to the Administrative Agent for any such payment, which payment shall be deemed an advance by the Lenders to the Grantors, shall be payable on demand, together with interest at the per annum rate then applicable to Base Rate Advances under the Credit Agreement, or the Default Rate, if applicable, and shall be part of the Secured Obligations.

4.                                      Events of Default.  Any “Event of Default” as defined in the Credit Agreement shall constitute an Event of Default hereunder.

5.                                      Rights and Remedies.  Upon the occurrence and during the continuance of any such Event of Default, in addition to all other rights and remedies of the Administrative Agent, whether provided under Law, the Credit Agreement or otherwise, the Administrative Agent may enforce its security interest hereunder which may be exercised without notice to, or consent by, any Grantor, except as such notice or consent is expressly provided for hereunder.  Upon such enforcement:

(a)                                 the Administrative Agent may use any of the Copyrights for the sale of goods, completion of work in process, or rendering of services in connection with enforcing any security interest granted to the Administrative Agent by the Grantors.

(b)                                 the Administrative Agent may grant such license or licenses relating to the Collateral for such term or terms, on such conditions and in such manner, as the Administrative Agent shall, in its sole discretion, deem appropriate.  Such license or licenses may be general, special, or otherwise, and may be granted on an exclusive or nonexclusive basis throughout all or part of the United States of America, its territories and possessions, and all foreign countries.

(c)                                  the Administrative Agent may assign, sell, or otherwise dispose of the Collateral, or any part thereof, either with or without special conditions or stipulations, except that the Administrative Agent agrees to provide the Grantors with five (5) days’

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prior written notice of any proposed disposition of the Collateral.  The requirement of sending notice conclusively shall be met if such notice is mailed, first class mail, postage prepaid, to Borrower, on behalf of all Grantors.  Each Grantor hereby irrevocably appoints Borrower as its agent for the purpose of receiving notice of sale hereunder, and agrees that such Grantor conclusively shall be deemed to have received notice of sale when notice of sale has been given to Borrower.  Each Grantor expressly waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided in this Section 5(c).  The Administrative Agent shall have the power to buy the Collateral, or any part thereof, and the Administrative Agent shall also have the power to execute assurances and perform all other acts which the Administrative Agent may, in the Administrative Agent’s sole discretion, deem appropriate or proper to complete such assignment, sale, or disposition.  In any such event, the Grantors shall be liable for any deficiency.

(d)                                 In addition to the foregoing, in order to implement the assignment, sale or other disposition of any of the Collateral pursuant to Section 5(c) hereof, the Administrative Agent may, at any time, execute and deliver, on behalf of the Grantors, and each of them, pursuant to the authority granted in powers of attorney, one or more instruments of assignment of the Copyrights (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration.  The Grantors agree to pay the Administrative Agent, on demand, all costs incurred in any such transfer of the Collateral, including, but not limited to any taxes, fees, and reasonable attorneys’ fees.

(e)                                  The Administrative Agent may first apply the proceeds actually received from any such use, license, assignment, sale, or other disposition of Collateral first to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys’ fees and all legal, travel, and other expenses which may be incurred by the Administrative Agent.  Thereafter, the Administrative Agent may apply any remaining proceeds to such of the Secured Obligations as provided in the Credit Agreement.  The Grantors shall remain liable to the Administrative Agent for any expenses or Secured Obligations remaining unpaid after the application of such proceeds, and the Grantors will pay the Administrative Agent, on demand, any such unpaid amount, together with interest at the rate(s) set forth in the Credit Agreement.

(f)                                   Upon request of the Administrative Agent, the Grantors shall supply to the Administrative Agent, or the Administrative Agent’s designee, the Grantors’ knowledge and expertise relating to the manufacture and sale of the products and services relating to the Copyrights and the Grantors’ customer lists and other records relating to the Copyrights and the distribution thereof.

Nothing contained herein shall be construed as requiring the Administrative Agent to take any such action at any time.  All of the Administrative Agent’s rights and remedies, whether provided under Law, the Credit Agreement, this Agreement, or otherwise, shall be cumulative, and none is exclusive of any right or remedy otherwise provided herein or in any of the other Loan Documents, at law or in equity.  Such rights and remedies may be enforced alternatively, successively, or concurrently.

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6.                                      Waivers.

(a)                                 Each Grantor hereby waives any and all rights that it may have to a judicial hearing, if any, in advance of the enforcement of any of the Administrative Agent’s rights hereunder, including, without limitation, its rights following any Event of Default and during the continuance thereof to take immediate possession of the Collateral and exercise its rights with respect thereto.

(b)                                 The Administrative Agent shall not be required to marshal any present or future security for (including, but not limited to, this Agreement and the Collateral subject to a security interest hereunder), or guaranties of, the Secured Obligations or any of them, or to resort to such security or guaranties in any particular order.  Each Grantor hereby agrees that it will not invoke any Law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Administrative Agent’s rights under this Agreement or any other instrument evidencing any of the Secured Obligations or by which any of such Secured Obligations is secured or guaranteed, and each Grantor hereby irrevocably waives the benefits of all such Laws.

(c)                                  Except for notices specifically provided for herein, each Grantor hereby expressly waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description.  With respect both to the Secured Obligations and any collateral therefor, each Grantor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, of any Person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Administrative Agent may deem advisable.  The Administrative Agent shall have no duty as to the protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto except as otherwise required by Law.  The Administrative Agent may exercise its rights with respect to the Collateral without resorting or regard to other collateral or sources of reimbursement for liability.  The Administrative Agent shall not be deemed to have waived any of its rights upon or under the Credit Agreement or the Collateral unless such waiver be in writing and signed by the Administrative Agent.  No delay or omission on the part of the Administrative Agent in exercising any right shall operate as a waiver of any right on any future occasion.  All rights and remedies of the Administrative Agent under the Credit Agreement or on the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly or concurrently.

7.                                      Costs and Expenses.

(a)                                 Without limiting any reimbursement obligations under the Credit Agreement and the other Loan Documents, and without duplication thereof, the Grantors will pay any and all charges, costs and taxes incurred in implementing or subsequently amending this Agreement, including, without limitation, recording and filing fees, appraisal fees, stamp taxes, and reasonable fees and disbursements of each Secured

7

Party’s counsel incurred by each Secured Party, and fees and time charges for attorneys who may be employees of  each Secured Party, in connection with this Agreement, and in the enforcement of this Agreement and in the enforcement or foreclosure of any Liens, security interests or other rights of any Secured Party under this Agreement, or under any other documentation heretofore, now, or hereafter given to any Secured Party in furtherance of the transactions contemplated hereby.

(b)                                 The Grantors agree to reimburse each Secured Party for and indemnify it against, any and all losses, expenses and liabilities (including liabilities for penalties) of whatever kind or nature sustained and reasonably incurred in connection with any claim, demand, suit or legal or arbitration proceeding relating to this Agreement, or the exercise of any rights or powers hereunder, including reasonable attorneys’ fees and disbursements, and fees and time charges for attorneys who may be employees of  such Secured Party, except losses, expenses and liabilities arising out of such Secured Party’s own gross negligence or willful misconduct.

8.                                      Joinder.  Any other Person may become a Grantor hereunder and become bound by the terms and conditions of this Agreement by executing and delivering to the Administrative Agent an Instrument of Joinder substantially in the form attached hereto as Exhibit B, accompanied by such documentation as the Administrative Agent may require to establish the due organization, valid existence and good standing of such Person, its qualification to engage in business in each material jurisdiction in which it is required to be so qualified, its authority to execute, deliver and perform this Agreement, and the identity, authority and capacity of each Responsible Officer thereof authorized to act on its behalf.

9.                                      Release of Grantors.  This Agreement and all of the Secured Obligations of the Grantors hereunder shall be released upon termination of the Aggregate Commitments and payment in full of all of the Secured Obligations (other than (A) contingent indemnification obligations as to which no claim has been made and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank of Hedge Bank shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made).

Additionally, Collateral that is released or is required to be released from the security interest created by this Agreement in order to permit the Grantors to consummate any disposition of stock or assets, merger, consolidation, amalgamation, acquisition, transfer or dividend payment or distribution that the Grantors are permitted to consummate pursuant to the Loan Documents, if any, shall be so released by the Administrative Agent at such times and to the extent necessary or appropriate to permit the Grantors to consummate such permitted transactions promptly following the Administrative Agent’s receipt of written request therefor by the Grantors specifying the purpose for which release is requested and such further certificates or other documents as the Administrative Agent shall request in its reasonable discretion to confirm that the Grantors are permitted to consummate such permitted transaction and to confirm its replacement Lien on appropriate collateral (unless replacement collateral is not required pursuant

8

to the Loan Documents).  Any request for any permitted release shall be transmitted to the Administrative Agent.

Upon such release of the Grantors’ Secured Obligations hereunder, or release of Collateral permitted hereunder, the Administrative Agent shall return any Collateral to the Grantors, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the applicable Collateral to the Grantors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of the Administrative Agent’s and the other Secured Party’s interests in such Collateral arising under this Agreement, all as reasonably requested by, and at the sole expense of, the Grantors.

10.                               Continuing Effect.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Grantors for liquidation or reorganization, should the Grantors become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Grantors’ assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by the Administrative Agent or any other Secured Party, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11.                               Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent, and any attempted assignment without such consent shall be null and void.  By accepting the benefits of the Loan Documents, each Hedge Bank and Cash Management Bank agrees to be bound by all of the applicable provisions thereof.

12.                               Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor and the Administrative Agent, subject to any consents required under the Credit Agreement; provided that any provision of this Agreement imposing obligations on any Grantor may be waived by the Administrative Agent in a written instrument executed by the Administrative Agent; provided, further, no such waiver, amendment, supplement or modification shall require the consent of any Hedge Bank or Cash Management Bank except as may be expressly provided in the Credit Agreement.

13.                               Additional Powers and Authorization.  The Administrative Agent shall be entitled to the benefits accruing to it as the Administrative Agent under the Credit Agreement and the other Loan Documents.  Notwithstanding anything contained herein to the contrary, the Administrative Agent may employ agents, trustees, or attorneys-in-fact and may vest any of

9

them with any Property (including, without limitation, any Collateral assigned hereunder), title, right or power deemed necessary for the purposes of such appointment.

14.                               WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

15.                               SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS.

(a)                                 EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE GRANTORS OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)                                 EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF

10

THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)                                  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

16.                               Miscellaneous.

(a)                                 The Grantors and the Administrative Agent may from time to time agree in writing to the release of certain of the Collateral from the security interest created hereby.

(b)                                 Any notice, request, demand or other communication required or permitted under this Agreement shall be in writing and shall be deemed to be properly given if done in accordance with Section 10.02 of the Credit Agreement.

(c)                                  Except as otherwise set forth in the Credit Agreement, the provisions of this Agreement may not be modified, amended, restated or supplemented, whether or not the modification, amendment, restatement or supplement is supported by new consideration, except by a written instrument duly executed and delivered by the Administrative Agent and the Grantors.

(d)                                 Except as otherwise set forth in the Credit Agreement or this Agreement, any waiver of the terms and conditions of this Agreement, or any Event of Default and its consequences hereunder or thereunder, and any consent or approval required or permitted by this Agreement to be given, may be made or given with, but only with, the written consent of the Administrative Agent on such terms and conditions as specified in the written instrument granting such waiver, consent or approval.

(e)                                  Any failure or delay by the Administrative Agent to require strict performance by the Grantors of any of the provisions, warranties, terms, and conditions contained herein, or in any other agreement, document, or instrument, shall not affect the Administrative Agent’s right to demand strict compliance and performance therewith, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type.  None of the warranties, conditions, provisions, and terms contained herein, or in any other agreement, document, or instrument, shall be deemed to have been waived by any act or knowledge of the Administrative Agent, its agents, officers, or employees, but only by an instrument in writing, signed by an officer of the Administrative Agent and directed to the Grantors, specifying such waiver.

11

(f)                                   If any term or provision of this Agreement conflicts with any term or provision of the Credit Agreement, the term or provision of the Credit Agreement shall control.

(g)                                  If any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this Agreement.

(h)                                 This Agreement supersedes all prior oral and written agreements between the parties hereto on the subject matter hereof.

(i)                                     This Agreement shall be binding upon, and for the benefit of, the parties hereto and their respective legal representatives, successors, and assigns.

(j)                                    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

17.                               Amendment and Restatement of Existing Copyright Assignment.  This Agreement constitutes an amendment and restatement of the Existing Copyright Assignment in its entirely and the Existing Copyright Assignment shall thereafter be and shall be deemed replaced and superseded in all respects by this Agreement.  The execution of this Agreement shall not operate as a novation, waiver of any right, power or remedy of the Administrative Agent or Secured Parties, nor constitute a waiver of any provision of the Existing Copyright Assignment.  Each Grantor (i) acknowledges and agrees that this Agreement does not constitute a novation or termination of the “Secured Obligations” under the Existing Copyright Assignment or the other Loan Documents as in effect prior to the effective date of the amendment and restatement of the Existing Copyright Assignment (the “Restatement Effective Date”) and which remain outstanding as of the Restatement Effective Date, (ii) acknowledges and agrees that the “Secured Obligations” under the Existing Copyright Assignment and the other Loan Documents are in all respects continuing (as amended and restated hereby and which are in all respects hereinafter subject to the terms herein), (iii) ratifies and reaffirms all of its payments and performance obligations, contingent or otherwise, under each Loan Document, (iv) and ratifies and reaffirms each of the liens and security interests granted by it to Bank of America, N.A., as administrative agent for the benefit of the secured parties named in (or referred to in) the Existing Copyright Assignment, in or pursuant to the Existing Copyright Assignment, and confirms and agrees that such liens and security interests are in all respects continuing and in full force and effect and shall continue to secure all of the Secured Obligations, including without limitation, all Obligations under the Credit Agreement and (v) agrees that this Agreement shall in no manner impair or otherwise adversely affect any of such liens and security interests.

[Remainder of page intentionally left blank.]

12

IN WITNESS WHEREOF, each Grantor has executed this Agreement by its duly authorized officer as of the date first written above.

“Grantors”

BALLY TECHNOLOGIES, INC.,
a Nevada corporation

By:
Name:
Title:

ARCADE PLANET, INC.,
a California corporation

BALLY GAMING INTERNATIONAL, INC.,
a Delaware corporation

ALLIANCE HOLDING COMPANY,
a Nevada corporation

BALLY GAMING, INC.,
a Nevada corporation

SIERRA DESIGN GROUP,
a Nevada corporation

CASINO ELECTRONICS, INC.,
a Nevada corporation

COMPUDIGM SERVICES, INC.,
a Nevada corporation

By:
Name:
Title:

Amended and Restated Copyright Security Agreement

BALLY GAMING SERVICES, LLC,

a Nevada limited liability gaming company

By: B.G.I. GAMING & SYSTEMS, S. DE R.L. DE C.V., the Sole Member of BALLY GAMING SERVICES, LLC

By: BALLY GAMING, INC., the Managing Member of B.G.I. GAMING & SYSTEMS, S. DE R.L. DE C.V.

By:
Name:
Title:

Address for the Grantors:
c/o Bally Technologies, Inc.
6601 South Bermuda Road
Las Vegas, Nevada 89119

Amended and Restated Copyright Security Agreement

SHFL ENTERTAINMENT, INC.,
a Minnesota corporation

By:
Name:
Title:

Amended and Restated Copyright Security Agreement

SHFL INTERNATIONAL LLC, a Nevada limited liability company

By: SHUFFLE MASTER INTERNATIONAL, INC., the Sole Member of SHFL INTERNATIONAL LLC

By:
Name:
Title:

Amended and Restated Copyright Security Agreement

SHFL PROPERTIES LLC, a Nevada limited liability company

By: SHFL ENTERTAINMENT, INC., the Sole Member of SHFL PROPERTIES LLC

By:
Name:
Title:

Amended and Restated Copyright Security Agreement

ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:

“Administrative Agent”

BANK OF AMERICA, N.A.,
as Administrative Agent for the Secured Parties

By:
Name:
Title:

Amended and Restated Copyright Security Agreement

SCHEDULE 1

TO
AMENDED AND RESTATED COPYRIGHT SECURITY AGREEMENT

Title	Registration Number	Registration Date	Owner

Amended and Restated Copyright Security Agreement

EXHIBIT A

TO

AMENDED AND RESTATED COPYRIGHT SECURITY AGREEMENT

SUPPLEMENTAL COPYRIGHT SECURITY AGREEMENT

THIS SUPPLEMENTAL COPYRIGHT SECURITY AGREEMENT (this “Agreement”), dated as of [ • ], is made by each of the signatories hereto indicated as a Grantor (each a “Grantor” and collectively, the “Grantors”) in favor of Bank of America, N.A., as administrative agent (in such capacity and together with its successors and assigns, the “Administrative Agent”), for the benefit of the Secured Parties under the Credit Agreement (as defined below). Capitalized terms not defined herein have the meanings assigned to them in the Copyright Security Agreement (as defined below), and if not defined therein, then in the Credit Agreement (as defined below):

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement, dated as of April 19, 2013, among Borrower, the Lenders referred to therein, and the Administrative Agent (as amended by the Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of August 27, 2013, and as it may from time to time be further amended, restated, extended, renewed, modified or supplemented, the “Credit Agreement”), Bally Technologies, Inc., a Nevada corporation (“Borrower”) and certain of its subsidiaries, including the  Grantors, executed and delivered that certain Amended and Restated Copyright Security Agreement (the “Copyright Security Agreement”), dated as of November 25, 2013.

WHEREAS, pursuant to the Copyright Security Agreement, the Grantors, among other things, granted a security interest in (a) all of the Grantors’ now-existing, or hereafter acquired, right, title, and interest in and to all of the Grantors’ copyrights and copyrightable works (whether or not the underlying works of authorship have been published), together with all applications, registrations, and recordings relating to the foregoing in the United States Copyright Office (“USCO”) or in any similar office or agency of the United States, any State thereof, or any political subdivision thereof, or in any other countries, and extensions and renewals thereof, including those copyright applications, registrations and recordings described in Schedule 1 hereto (the “Copyrights”); (b) all licenses and sublicenses of Copyrights, to the extent that there exists no prohibition as a matter of law or pursuant to such agreements governing such license or sublicense on the transfer thereof for security as contemplated by this Agreement; (c) any and all proceeds of any of the foregoing, including license fees, royalties, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto; and (d) the right to sue or otherwise recover for past, present and future infringement or other violation of the Copyrights or any licenses with respect thereto (collectively, the “Collateral”) which includes, without limitation, Collateral of the Grantors acquired after the date of the Copyright Security Agreement (the “After-Acquired Copyrights”); and

WHEREAS, pursuant to the Copyright Security Agreement, the Grantors agreed to execute and deliver this Agreement with respect to certain After-Acquired Copyrights in order to record with the United States Copyright Office the Administrative Agent’s security interest in such After-Acquired Copyrights.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Grantor hereby agrees with the Administrative Agent as follows:

Section 1.                                           Grant of Security Interest in Copyright Collateral.  For valuable consideration, the Grantors and each of them hereby jointly and severally pledge and grant to the Administrative Agent (for and on behalf of the Secured Parties) a security interest, to secure the prompt and indefeasible payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration or otherwise) of the Secured Obligations, and each of them, in and to the After-Acquired Copyrights described in Schedule 1 attached hereto.

Section 2.                                           Guaranty and Security Agreement.  The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Copyright Security Agreement, and each Grantor hereby acknowledges and agrees that the rights and remedies of the Administrative Agent with respect to the security interest in the After-Acquired Copyrights are more fully set forth in the Copyright Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Section 3.                                           Counterparts.  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

Section 4.                                           Governing Law.  This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

21

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Sincerely,

[ • ]
as a Grantor

By:
Name:
Title:

[ • ]
as a Grantor

By:
Name:
Title:

ACCEPTED AND AGREED
as of the date first above written:

Bank of America, N.A.
as the Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO SUPPLEMENTAL COPYRIGHT SECURITY AGREEMENT]

SCHEDULE 1
TO
SUPPLEMENTAL COPYRIGHT SECURITY AGREEMENT

REGISTERED COPYRIGHTS

Title	Registration Number	Registration Date	Owner

EXHIBIT B
TO
AMENDED AND RESTATED COPYRIGHT SECURITY AGREEMENT

INSTRUMENT OF JOINDER

THIS INSTRUMENT OF JOINDER (“Joinder”) is executed as of                                     ,                 , by                                                 , a                                                        (“Joining Party”), and delivered to Bank of America, N.A., as administrative agent (in such capacity and together with its successors and assigns, the “Administrative Agent”), pursuant to the Amended and Restated Copyright Security Agreement dated as of November 25, 2013, made by each of the Grantors listed on the signature pages thereto and certain other Grantors party thereto from time to time in favor of the Administrative Agent for the benefit of the Secured Parties (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Copyright Security Agreement”).  Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Copyright Security Agreement.

RECITALS

(A)                               The  Copyright Security Agreement was made by the Grantors in favor of the Administrative Agent for the benefit of the Secured Parties in accordance with that certain Second Amended and Restated Credit Agreement dated as of April 19, 2013 (as amended by the Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of August 27, and as it may from time to time be further amended, restated, extended, renewed, modified or supplemented, the “Credit Agreement”), by and among Bally Technologies, Inc., a Nevada corporation (“Borrower”), the Lenders therein named and Bank of America, N.A., as the Administrative Agent.

(B)                               Joining Party has become a Subsidiary of Borrower, and as such is required pursuant to Section 6.12 of the Credit Agreement to become a Grantor under the Copyright Security Agreement.

(C)                               Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the Loans under the Credit Agreement and the availability of financing accommodations to the Loan Parties under the Secured Cash Management Agreements and Secured Hedge Agreements.

NOW THEREFORE, Joining Party agrees as follows:

AGREEMENT

(1)                                 By this Joinder, Joining Party becomes a “Grantor” under and pursuant to Section 8 of the  Copyright Security Agreement.  Joining Party agrees that, upon its execution hereof, it will become a Grantor under the  Copyright Security Agreement with respect to the Secured Obligations, and will be bound by all terms, conditions, and duties applicable to a Grantor under the  Copyright Security Agreement.  Without limiting the foregoing, the Joining Party hereby pledges and grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, and a continuing lien on, all of the Collateral of the Joining Party, wherever located and whether now owned or existing or at any time hereafter acquired by the Joining Party or in which the Joining Party now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by required prepayment, declaration, acceleration or otherwise) of the Secured Obligations. Each reference to a “Grantor” in the Copyright Security Agreement shall be deemed to include the Joining Party.

(2)                                 The Joining Party represents and warrants that the representations and warranties made by it as a Grantor under the Copyright Security Agreement (giving effect to this Joinder and to any supplements to the schedules thereto delivered in connection herewith) are true and correct in all material respects on and as of the date hereof (with all references to “the date hereof” contained in the Copyright Security Agreement being references to the date of this Joinder with respect to the Joining Party).

(3)                                 The Joining Party hereby represents and warrants that set forth on Schedule 1 attached hereto is a true and correct schedule of all of Grantors’ Copyrights registered, or subject to pending applications, in the United States Copyright Office as of the date hereof.

(4)                                 Except as expressly supplemented hereby, the Copyright Security Agreement shall remain in full force and effect.

(5)                                 This Joinder shall be governed by, and construed in accordance with, the law of the State of New York.

(6)                                 The effective date of this Joinder is                   ,             .

“Joining Party”

a

By:

Title:

ACKNOWLEDGED:

BANK OF AMERICA, N.A,
as Administrative Agent

By:
Title:

SCHEDULE 1

TO
INSTRUMENT OF JOINDER

REGISTERED COPYRIGHTS

Title	Registration Number	Registration Date	Owner